UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05364

American High-Income Trust
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Kimberly S. Verdick
Capital Research and Management Company
333 South Hope Street
Los Angeles, California 90071
(Name and Address of Agent for Service)

Copies to:
Michael Glazer
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

American
High-Income TrustSM

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Special feature

The role of a high-yield bond fund in a diversified portfolio

„ See page 4

Annual report for the year ended September 30, 2010

American High-Income TrustSM seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Results at a glance
For periods ended September 30, 2010, with all distributions reinvested
	Total returns	Average annual total returns
	1 year	5 years	10 years	Lifetime
				(since 2/19/88)
American High-Income Trust
(Class A shares)	16.8%	6.5%	7.1%	8.6%

Barclays Capital U.S. Corporate
High Yield 2% Issuer Capped Index1,2	18.2	8.4	8.1	—

Credit Suisse High Yield Index2	17.8	7.9	8.2	8.8

Lipper High Current Yield Funds Index3	17.2	6.0	5.5	7.0

Citigroup Broad Investment-Grade
(BIG) Bond Index2	7.8	6.4	6.5	7.4

1 This index did not exist prior to December 31, 1992.
2 The market indexes are unmanaged, and their results do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
3 The Lipper Index does not reflect the effect of sales charges.

Since its inception through September 30, 2010, American High-Income Trust ranked 3rd in total return among the 35 high current yield funds in existence throughout the period, according to Lipper. For the 10 years ended September 30, 2010, the fund ranked 58th of 234; for the five years ended September 30, 2010, it ranked 154th of 351; and for the 12 months ended September 30, 2010, it ranked 204th of 482. Lipper rankings do not reflect the effect of sales charges.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

The fund’s 30-day yield for Class A shares as of October 31, 2010, calculated in accordance with the Securities and Exchange Commission formula, was 6.03%. The fund’s distribution rate for Class A shares as of that date was 7.07%. Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund’s past dividends paid to shareholders. Accordingly, the fund’s SEC yield and distribution rate may differ.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 30.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal than investment-grade bonds. Bond ratings, which typically range from Aaa/AAA (highest) to D (lowest), are assigned by credit rating agencies such as Moody’s, Standard & Poor’s and/or Fitch as an indication of an issuer’s creditworthiness. Investing in bonds issued outside the U.S. may be subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, higher transaction costs, possible changes in taxation; illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

Buoyed by better-than-expected corporate earnings, a continued decline in default rates and a strong appetite among investors for high-yielding assets, the high-yield bond market continued to post strong gains in fiscal 2010, with returns on higher yielding debt outpacing those of both higher quality bonds and developed market equities.

In this environment, American High-Income Trust reported a total return of 16.8% for the 12 months ended September 30, 2010, assuming the reinvestment of monthly dividends totaling approximately 83 cents a share. Shareholders who reinvested dividends received an income return of 8.3% for the year. Those who elected to take dividends in cash received an income return of 8.0% and saw the value of their shares increase 8.2%.

Those results compare with a 17.2% return for the Lipper High Current Yield Funds Index, a benchmark of similar funds, and a 17.8% gain for the Credit Suisse High Yield Index, which attempts to mirror the high-yield debt markets. The latter index is unmanaged and includes no expenses.

This year, we are introducing a new benchmark, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index, which covers the universe of fixed-rate, non-investment-grade debt and limits the maximum exposure of any one issuer to 2%. The index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, account fees, expenses or taxes. It will replace the Credit Suisse High Yield Index starting in next year’s annual report. We believe this index better reflects the universe in which American High-Income Trust invests. For the past 12-month period, this index posted an 18.2% total return.

By comparison, the Citigroup Broad Investment-Grade (BIG) Bond Index, an unmanaged index that measures high-quality bond markets including Treasuries, posted a 7.8% gain, not including expenses. The unmanaged Standard & Poor’s 500 Composite Index, a broad measure of mostly large U.S. stocks, returned 10.2% for the same period.

The year in review

The double-digit gains for fiscal 2010 reflect a continuation of the rebound from severely depressed prices in 2008, when troubles in the credit market deepened into the worst financial crisis since the Great Depression. That year, many companies in the high-yield market were unable to raise money to repay maturing debt. Grave concerns about liquidity and solvency in the financial system frightened investors, causing bond prices to decline and market yields to rise.

In 2009, credit markets re-opened, giving companies the liquidity and financing options they needed to manage their capital structures in an appropriate manner. As fears of insolvency in the financial system subsided, investors rushed back into the markets to take advantage of lower prices, helping the high-yield market to post some of the highest gains of its lifetime.

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In this report

Special feature

4	The role of a high-yield bond fund in a diversified portfolio

In a world of lowered income, a high-yield bond fund can be an important part of a long-term shareholder’s portfolio.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

10	Summary investment portfolio

15	Financial statements

31	Board of trustees and other officers

[Begin Sidebar]
Conditions in the high-yield bond market continued to improve throughout fiscal 2010, propelled by strong investor demand for higher yielding debt, a recovering economy and a surge of refinancing among companies looking to improve their capital structures.
[End Sidebar]

Conditions in the high-yield bond market continued to improve throughout fiscal 2010, propelled by strong investor demand for higher yielding debt, a recovering economy and a surge of refinancing among companies looking to improve their capital structures. In addition, the Federal Reserve stepped in to actively buy Treasuries and mortgages in fixed-income markets, which helped lower interest rates and boost fixed-income markets across the board.

As the markets have become more fairly valued, we believe fundamental factors will be the key driver of returns going forward. In addition, the market still faces a number of challenges, including weak economic growth, high unemployment and uncertainties surrounding the implementation of health care legislation and financial reform. In this environment, we believe that in-depth research and analysis, attention to risk and security selection will be critical factors in building the fund’s portfolio. For us, that means identifying those companies with strong or improving fundamentals and the liquidity necessary to meet their debt obligations through a variety of business and market cycles.

Managing expectations going forward

It’s important to note that the past several years have been an unusual market cycle of extreme highs and lows. While we have been pleased with the fund’s returns for fiscal 2009 and fiscal 2010, these gains follow a period of severely depressed bond prices. Now that market valuations have moved closer to historical norms, we believe it is reasonable to expect more modest returns in the months ahead. To manage expectations, it’s helpful to consider results over longer periods that encompass a variety of market cycles. On average, shareholders in the fund have earned an annual total return of 7.1%, with dividends and capital gains reinvested, for the past 10-year period ended September 30, 2010. That compares to a 5.5% total return for the Lipper High Current Yield Funds Index, an 8.2% total return for the Credit Suisse High Yield Index, and an 8.1% total return for the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index.

American High-Income Trust will undoubtedly again go through periods where the value of your shares will decline; in the high-yield market, price fluctuations should be anticipated. But for long-term investors who have the ability to ride out short-term volatility in the market, high-yield bonds can be an important part of their income-generating assets. To gain a better understanding of the role a high-yield bond fund can play in a diversified portfolio, please see the article on page 4.

As always, we appreciate your continued support and long-term investment perspective.

Sincerely,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman

/s/ David C. Barclay

David C. Barclay
President

November 11, 2010

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

Here’s how a $10,000 investment in American High-Income Trust grew between February 19, 1988, when the fund began operations, and September 30, 2010, the end of its latest fiscal year. As you can see, that $10,000 grew to $62,318 with all distributions reinvested.

Fund results shown reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.1 Thus, the net amount invested was $9,625.2

[begin mountain chart]
Year ended Sept. 30th	American High-Income Trust	Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index3,4	Credit Suisse High Yield Index3	Lipper High Current Yield Funds Index5	Citigroup Broad Investment-Grade (BIG) Bond Index3	Consumer Price Index (inflation)6

2/19/88	$9,625	$10,000	$10,000	$10,000	$10,000	$10,000
19887	10,182	10,447	10,447	10,475	10,222	10,328
1989	11,189	11,026	11,026	10,935	11,367	10,776
1990	10,735	10,047	10,047	9,570	12,237	11,440
1991	13,873	13,757	13,757	12,290	14,198	11,828
1992	16,376	16,573	16,573	15,132	15,999	12,181
1993	18,764	18,976	19,172	17,473	17,627	12,509
1994	19,066	19,580	19,831	17,899	17,063	12,879
1995	21,604	22,549	22,619	20,178	19,461	13,207
1996	24,570	25,035	25,054	22,644	20,423	13,603
1997	28,176	28,661	28,994	26,120	22,406	13,897
1998	27,491	29,160	28,842	25,688	24,975	14,103
1999	29,721	30,002	29,980	27,037	24,908	14,474
2000	31,295	30,288	30,555	27,021	26,632	14,974
2001	30,218	28,647	29,050	23,569	30,110	15,371
2002	28,442	28,400	29,877	22,814	32,632	15,603
2003	38,197	36,767	38,257	28,862	34,423	15,966
2004	42,235	41,372	43,352	32,215	35,738	16,371
2005	45,421	44,096	46,089	34,421	36,783	17,138
2006	49,174	47,286	49,667	36,744	38,147	17,491
2007	53,103	50,887	53,807	39,586	40,148	17,973
2008	46,800	45,540	48,410	35,054	41,947	18,861
2009	53,376	55,792	57,069	39,311	46,553	18,618
2010	62,318	65,967	67,253	46,058	50,168	18,831
[end mountain chart]

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The maximum initial sales charge was 4.75% prior to January 10, 2000.
3The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

4From February 19, 1988, through December 31, 1992, the Credit Suisse High Yield Index was used because the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index did not yet exist. Since January 1, 1993, the Barclays Capital U.S. Corporate High Yield 2% Issuer Capped Index has been used.

5Results of the Lipper High Current Yield Funds Index reflect fund expenses but do not reflect any applicable front-end sales charges. If any applicable front-end sales charges were included, results of the index would be lower.

6Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
7For the period February 19, 1988 (when the fund began operations) through September 30, 1988.

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2010)*
	1 year	5 years	10 years

Class A shares	12.38%	5.71%	6.73%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge.

The total annual fund operating expense ratio was 0.68% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details.

[Begin Sidebar]
The role of a high-yield bond fund in a diversified portfolio

In a world of lowered income, a high-yield bond fund can be an important part of a long-term shareholder’s portfolio.
[End Sidebar]

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[photo of a mirrored-glass building]

[Begin Sidebar]
Striking a balance
Investing in high-yield bonds is essentially a process of balancing risk against the prospects of receiving a higher return, both in income and the potential for capital appreciation.
[End Sidebar]

Looking for sources of investment income in the current interest-rate environment can be quite a challenge. As of September 30, 2010, one-year certificates of deposit, or CDs, were paying an average 1.08% interest,1 investment-grade corporate bonds were yielding an average 3.63%,2 and the average S&P 500 stock was producing a 1.96% yield.

By comparison, high-yield bonds were yielding an average 7.80%.3 “There are simply not many places to find yield these days,” says David Barclay, president of American High-Income Trust. “In today’s investment environment, high-yield bond funds can be an important part of a portfolio’s income-generating assets, as long as investors recognize there is a combination of bond and equity risk and are able to stay invested through various market cycles.”

In addition, high-yield bonds offer the potential for capital appreciation. A growing economy or improvements in an industry or issuing company — such as a ratings upgrade, a new product line or improved earnings — can also benefit shareholders by increasing the price of the high-yield bond.

“For longer term investors who have the ability to undergo some fluctuations in the value of their holdings, high-yield bond funds provide an intermediate step between stable, short-term investments, which have low yields and limited volatility, and the equity market, which has a history of higher volatility and historically higher returns,” adds Abner Goldstine, a portfolio counselor in the fund.

Striking a balance

Investing in high-yield bonds is essentially a process of balancing risk against the prospects of receiving a higher return, both in income and the potential for capital appreciation. High-yield bonds pay higher interest rates because they are issued by companies that do not qualify for an investment-grade rating by one of the leading credit-rating agencies. Companies are rated based on the agency’s opinion of the issuer’s ability to make scheduled interest and principal payments. The lower the credit rating, the more difficult it may be for the issuer to make interest payments and repay principal.

High-yield bonds are sometimes called “junk” bonds. It’s important to remember, however, that a number of issuers of high-yield bonds are young emerging companies that some day will be larger mainstream companies.

Because high-yield securities have a combination of equity and bond risk, they react to how well the issuer’s business is doing and also to external factors, such as general economic trends and investor confidence as reflected in stock market activity.

1As measured by Bloomberg.
2As measured by Barclays Capital U.S. Corporate Index.
3As measured by Barclays Capital U.S. Corporate High Yield Index.

[Begin Sidebar]
The impact of interest rates

As an asset class, high yield is much less sensitive to broad moves in interest rates and more sensitive to idiosyncratic changes in credit quality.
[End Sidebar]

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There is, however, a fundamental difference when it comes to investing in high-yield bond funds versus equity funds. “High-yield bond investors are creditors, not owners,” says Barclay. “Because you are a lender and not an owner, the company has an obligation to pay you that it does not have to equity shareholders.” That gives you some downside protection, even though you may still benefit in similar ways as an equity investor, including the potential for capital appreciation.

In other words, a company must pay bondholders interest and principal if it has the cash to do so. A stockholder’s investment, on the other hand, generally will fluctuate in a less predictable manner. Furthermore, in the event of bankruptcy, bondholders have priority over stockholders in the claim on corporate assets.

The impact of interest rates and market cycles

The market price of bonds is influenced by a variety of market conditions, including the general level of interest rates. Like investment-grade bonds, high-yield bond prices usually move in the opposite direction of their yield. Rising rates typically result in declining bond prices, while declining rates cause prices to rise.

“Yet, as an asset class, high yield is much less sensitive to broad moves in interest rates and more sensitive to idiosyncratic changes in credit quality,” says David Daigle, a portfolio counselor in the fund. “High-yield bonds tend to have relatively short duration periods, which make them less sensitive to Treasury yields and more sensitive to GDP growth.”

In addition, the economic conditions that often lead interest rates to rise are beneficial to high-yield bonds. “For that reason, we spend a greater amount of time worrying about the state of the economy, which has a more profound effect on high-yield bonds,” says Daigle. “In a rising Treasury yield environment, high yield can still do well because of rising credit quality.”

So what is the best economic environment for high-yield bonds? Generally, high yield can do well in an environment of disinflation and low, single-digit GDP growth. “High yield is the ‘Goldilocks’ of the corporate market,” says Marc Linden, another portfolio counselor in the fund. “When the economy is too hot, high-yield bonds tend to act like investment-grade bonds. When the economy is too cold, they tend to act like equities.”

The ability to navigate different market environments is an important factor in managing the fund. “It’s not a cookie-cutter approach,” Barclay says. “As markets change, we change. It gives us the ability to look at new industries, new instruments, new geographies. We have the research capacity and flexibility in the fund to understand what’s going on in the broader market and make the appropriate investment decisions.”

How your fund manages risk

Because American High-Income Trust invests primarily in lower rated corporate bonds, which possess a greater exposure to risk than high-quality bonds, the portfolio counselors and investment analysts who manage the fund carefully weigh the rewards of each bond against the potential risks before any purchase is made.

“We do not manage the fund by trying to hit some target yield,” says Barclay. “We are not seeking yield at the expense of return later. We first look for holdings that can meet their debt obligations over a variety of business and market cycles and then, from those companies, look for the ones with the most attractive yields. We would rather take less risk and accept a lower yield that is more sustainable.”

Potential risks fall into several main categories. In addition to interest rate risk, as discussed above, the fund’s investment professionals also look at credit risk, liquidity risk and market volatility.

Credit risk refers to the ability of a bond issuer to make timely payments of interest and principal. A default is the most severe form of credit risk. A bond issuer is said to be in default if an interest payment has been missed, the repayment of principal is not made on a timely basis or the technical provisions of a bond agreement have been violated. “If a weak economic recovery continues, we need to be careful and diligent in our research to ensure that a company can do well and manage through a struggling economic environment,” says Barclay.

[Begin Sidebar]
A unique management system

American High-Income Trust is managed in a unique fashion — as are all the American Funds — using a method we call the multiple portfolio counselor system. In this system, each of the fund’s portfolio counselors is entrusted with a segment of the portfolio to manage as he or she deems appropriate, within the objective of the fund. This allows them to focus on the sectors of the market they know best and deem the best value. What makes the system special is that it enables counselors to consult with each other, yet follow their own highest convictions. Because the fund is not dependent on any single individual, transition of fund management from one generation to the next becomes almost seamless.

American High-Income Trust has five counselors, each of whom has at least 12 years of experience.* A fourth segment of the fund is managed directly by the fund’s investment analysts, each contributing to the portfolio in his or her own area of expertise. Those contributions, in turn, signal to counselors the degree of an analyst’s conviction.

This type of portfolio management provides for diverse viewpoints and leads to consistent results. Because not every individual style works in every market environment, this system balances out the different styles and provides greater stability over the long term.

[Begin Photo Caption]
[photo of Abner D. Goldstine]
Abner D. Goldstine
59 years of investment experience
[End Photo Caption]

[Begin Photo Caption]
[photo of David C. Barclay]
David C. Barclay
29 years of investment experience
[End Photo Caption]

[Begin Photo Caption]
[photo of David Daigle]
David Daigle
16 years of investment experience
[End Photo Caption]

[Begin Photo Caption]
[photo of Marc Linden]
Marc Linden
16 years of investment experience
[End Photo Caption]

[Begin Photo Caption]
[photo of Ellen Carr]
Ellen Carr
12 years of investment experience
[End Photo Caption]

*As of December 2010.
[End Sidebar]

Another risk is market volatility, which is driven by supply and investor demand. “Investors need to understand that high-yield bonds have a level of volatility that is greater than investment-grade bonds,” says Linden. “In addition, the high-yield market tends to be made up of smaller total-capitalization companies. Because a significant component of their total capitalization is debt, high-yield bonds tend to be more volatile than other parts of the bond market.”

Liquidity risk refers to an investor’s ability to sell a bond quickly and at an appropriate price. High-yield bonds can sometimes be less liquid than investment-grade bonds, depending on the issuer and market conditions. “As we have learned, markets can close down suddenly and dramatically,” says Barclay. “During periods of increased market volatility, investors often become more risk averse, which can reduce the demand for high-yield bonds and make them harder to sell than investment-grade or government bonds.”

[Begin Sidebar]
The benefits of staying the course

Despite the volatility of the past decade, high-yield bond investors who were able to ride out the market cycles and maintain a long-term perspective enjoyed solid returns.

Fund results shown are for Class A shares at net asset value. If a sales charge (maximum 3.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Comparing calendar-year total returns (2000 – 2009)

[begin bar chart]
	American High-Income Trust	S&P 500	Citigroup BIG Index	Lipper High Current Yield Bond Funds Index
01/01/2000 - 12/31/2000	-3.25%	-9.10%	11.59%	-9.71%
01/01/2001 - 12/31/2001	7.44%	-11.88%	8.52%	-1.04%
01/01/2002 - 12/31/2002	-3.58%	-22.09%	10.09%	-2.41%
01/01/2003 - 12/31/2003	28.87%	28.67%	4.20%	26.36%
01/01/2004 - 12/31/2004	9.75%	10.87%	4.48%	10.34%
01/01/2005 - 12/31/2005	3.63%	4.91%	2.57%	3.00%
01/01/2006 - 12/31/2006	12.19%	15.78%	4.33%	10.17%
01/01/2007 - 12/31/2007	1.53%	5.49%	7.22%	2.13%
01/01/2008 - 12/31/2008	-27.52%	-36.99%	7.02%	-28.84%
01/01/2009 - 12/31/2009	48.42%	26.47%	5.06%	49.49%
[end bar chart]

The market indexes are unmanaged, and their results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.

The Lipper Index does not reflect the effect of sales charges.
[End Sidebar]

[photo of a skylight]
[Begin Sidebar]
An integrated research effort

The global analysts are integrated with their equity counterparts, helping the fund’s managers to spot trends and gain access to companies they may not otherwise have had.
[End Sidebar]

Other risks can result from the way a bond is structured. “We evaluate the credit quality of the company as well as the characteristics of the bond itself,” says Daigle. Not all bonds are equal; each has its own structural characteristics. A single issuer can issue five or more bonds that are all different. For example, some bonds have priority — or are senior — to other debt, which means those creditors get paid first. Other bonds may have stronger call protection, which protects the bondholder because it prevents the issuer from redeeming the bond before it reaches maturity. “Ultimately, we analyze whether we are being paid sufficiently for the level of risk being taken,” says Daigle.

An in-depth, integrated research effort

Managing and analyzing these risks is inherent in American High-Income Trust’s research process, which distinguishes itself in several ways. One important aspect is the depth of research. “The fund tends to have analysts who follow industries for many years,” says Daigle, who has followed the health care industry since 1995. “There’s a lot of longitudinal experience on the part of analysts, which helps them to dig deeper into industries and individual companies.”

Second, the fund’s integrated approach to research allows high-yield analysts to tap into the research efforts of investment-grade bond analysts and equity analysts across the globe. “The global analysts are integrated with their equity counterparts, helping the fund’s managers to spot trends and gain access to companies they may not otherwise have had,” says Ellen Carr, another portfolio counselor in the fund. “This has been particularly helpful in gaining access to top management.”

Both bond investors and stock investors benefit from this cross-fertilization of ideas and perspectives. “It gives each analyst the opportunity to share views on a company,” says Goldstine. “Yet, what makes a good fixed-income investment does not always make a good equity investment, and vice versa.

Finally, the fund’s time horizon when considering investments is much longer than that of most investors in the high-yield market, many of whom have migrated toward shorter term strategies. “Many investors in the market have incorporated hedge-fund models where they’re interested in short-term liquidity,” says Daigle. “Our time horizon is measured in years. It’s a very different focus.”

The merits of a long-term perspective

It’s important to note that American High-Income Trust does have defaults and short-term volatility, but that can be consistent with meeting the fund’s objectives. “We seek to maximize long-term total returns with reasonable levels of downside volatility,” says Daigle. “We don’t manage the fund for a three-month or 12-month period; we are more focused on generating good returns over a period of three to five years or longer.”

Because there can be short-term volatility in the high-yield market, shareholders in the fund also need to take a long-term view. Unlike higher quality bond investments, it’s not a place for short-term savings. “You can’t have a short-term tactical perspective,” advises Carr. It’s also important to remember that high-yield bonds are just one element of a diversified portfolio. As such, they should complement an investor’s equity and investment-grade bond holdings, not replace them.

Maintaining a long-term view is particularly important in today’s market, which follows one of the most volatile periods in stock and bond market history. In just the past several years, American High-Income Trust has posted the best and worst calendar-year total returns of its lifetime, shifting from a 27.5% loss in calendar 2008 to a 48.4% gain in calendar 2009. Historically, the fund has averaged an 8.6% annual total return since its inception on February 19, 1988.

“During the past several months, the high-yield bond market has shifted toward a more typical environment — and that means we will likely revert to more normal returns going forward,” says Barclay. “We can’t expect the same sort of recovery in prices that we saw this past year, and that means looking at companies with long-term potential.” ■

Summary investment portfolio  September 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Portfolio by type of security (percent of net assets)
U.S. corporate bonds & notes	64.5
Corporate bonds & notes of issuers outside the U.S.	13.5
Corporate loans	6.7
Bonds & notes of governments & government agencies outside the U.S.	2.7
Other	1.2
Common stocks & warrants	2.1
Convertible securities	1.2
Preferred securities	1.5
Short-term securities & other assets less liabilities	6.6
[end pie chart]

	Principal		Percent
	amount	Value	of net
Bonds, notes & other debt instruments - 88.64%	(000)	(000)	assets

Corporate bonds, notes & loans - 84.71%
Consumer discretionary - 22.14%
Univision Communications, Inc.:
First Lien Term Loan B, 2.506% 2014 (1) (2) (3)	$124,055	$109,300
10.50% 2015 (1) (4) (5)	191,390	183,138
12.00% 2014 (4)	17,065	18,750	1.84%
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp.:
7.25% 2017 (4)	70,900	72,229
7.875%-10.875% 2012-2020 (4)	157,025	168,243
Charter Communications, Inc. 13.50% 2016	55,038	65,633
Charter Communications Operating, LLC, Term Loan B, 7.25% 2014 (1) (2) (3)	1,005	1,040	1.82
Michaels Stores, Inc.:
10.00% 2014	136,900	144,943
0%-11.375% 2016 (4) (6)	90,120	90,236
Term Loans, 2.625%-4.875% 2013-2016 (1) (2) (3)	28,436	27,614	1.56
Virgin Media Finance PLC, Series 1, 9.50% 2016	101,400	115,089
Virgin Media Finance PLC 8.375%-9.125% 2016-2019 (4)	93,450	102,038
Virgin Media Secured Finance PLC 6.50% 2018	9,325	9,885	1.34
Allison Transmission Holdings, Inc.:
11.25% 2015 (1) (4) (5)	81,644	88,992
11.00% 2015 (4)	50,195	54,713
Term Loan B, 3.01% 2014 (1) (2) (3)	33,305	31,336	1.04
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	80,550	86,390	.51
Neiman Marcus Group, Inc. 9.00% 2015 (1) (5)	79,954	83,452	.49
Bon-Ton Department Stores, Inc. 10.25% 2014	77,775	76,997	.46
AMC Entertainment Inc. 8.75% 2019	68,675	72,710	.43
Other securities		2,137,737	12.65
		3,740,465	22.14

Telecommunication services - 12.00%
Cricket Communications, Inc.:
9.375% 2014	216,225	224,874
7.75% 2016	142,615	152,063
10.00% 2015	23,245	25,221	2.38
Nextel Communications, Inc.:
Series F, 5.95% 2014	144,965	144,965
Series D, 7.375% 2015	138,523	139,908
Series E, 6.875% 2013	46,088	46,606
Sprint Capital Corp. 7.625%-8.75% 2011-2032	30,680	32,696	2.16
MetroPCS Wireless, Inc.:
9.25% 2014	124,195	130,715
9.25% 2014	83,640	88,031	1.29
Wind Acquisition SA 11.75% 2017 (4)	106,800	120,217	.71
Clearwire Communications LLC/Finance 12.00% 2015 (4)	82,125	88,900	.53
Trilogy International Partners, LLC, 10.25% 2016 (4)	84,250	78,774	.47
Other securities		754,098	4.46
		2,027,068	12.00

Financials - 10.81%
CIT Group Inc.:
Series A, 7.00% 2013	98,988	99,978
Series A, 7.00% 2014	77,200	77,393
Series A, 7.00% 2015	111,668	111,389
Series A, 7.00% 2016	51,190	50,678
Term Loan 3, 6.25% 2015 (1) (2) (3)	18,147	18,324	2.12
Realogy Corp.:
Term Loan B, 3.258% 2013 (1) (2) (3)	99,343	88,771
Second Lien Term Loan A, 13.50% 2017 (2) (3)	85,475	91,512
Term Loans, 3.258%-3.313% 2013 (1) (2) (3)	57,884	51,723	1.37
International Lease Finance Corp., 4.75%-8.625% 2010-2015 (4)	188,296	190,850	1.13
Other securities		1,045,805	6.19
		1,826,423	10.81

Industrials - 10.48%
Nielsen Finance LLC and Nielsen Finance Co.:
10.00% 2014	73,450	77,582
0%/12.50% 2016 (6)	134,190	135,029
7.75%-11.625% 2014-2018 (4)	86,525	97,357
Nielsen Finance LLC, Term Loans, 2.258%-8.50% 2013-2017 (1) (2) (3) (10)	35,411	36,376	2.05
TransDigm Inc. 7.75% 2014	93,421	94,939	.56
AMH Holdings, Inc. 11.25% 2014	86,433	90,755	.54
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.256% 2014 (1) (2) (3)	106,771	86,556	.51
DAE Aviation Holdings, Inc. 11.25% 2015 (4)	76,129	77,088	.46
Other securities		1,073,588	6.36
		1,769,270	10.48

Information technology - 8.41%
First Data Corp.:
Term Loan B2, 3.006% 2014 (1) (2) (3)	112,599	99,311
9.875% 2015	224,835	183,241
10.55% 2015 (5)	124,606	101,249
8.875%-11.25% 2015-2020 (4)	61,890	54,881	2.60
NXP BV and NXP Funding LLC:
10.00% 2013 (7)	77,049	86,199
9.75% 2018 (4)	82,650	88,436
3.585%-8.625% 2013-2015 (1)	€72,128	93,789
3.276%-9.50% 2013-2015 (1)	$86,405	87,922	2.11
Freescale Semiconductor, Inc.:
9.125% 2014 (1) (5)	99,685	100,183
Term Loan, 4.509% 2016 (1) (2) (3)	19,993	18,300
8.875%-10.125% 2014-2018 (4)	187,482	186,329	1.80
Sanmina-SCI Corp. 8.125% 2016	86,807	89,411	.53
Other securities		231,166	1.37
		1,420,417	8.41

Health care - 7.24%
Elan Finance PLC and Elan Finance Corp.:
8.875% 2013	85,740	88,312
8.75% 2016 (4)	108,650	110,280
8.75% 2016 (4)	43,550	43,768	1.44
Tenet Healthcare Corp.:
7.375% 2013	71,295	76,107
8.00%-9.25% 2015-2020 (4)	96,855	104,649	1.07
VWR Funding, Inc., Series B, 10.25% 2015 (1) (5)	138,243	144,119	.85
PTS Acquisition Corp. 9.50% 2015 (1) (5)	109,873	111,521	.66
Other securities		544,398	3.22
		1,223,154	7.24

Materials - 4.03%
Georgia Gulf Corp.:
9.00% 2017 (4) (8)	90,285	95,025
10.75% 2016 (8)	5,388	5,657	.60
Other securities		580,583	3.43
		681,265	4.03

Utilities - 3.78%
Edison Mission Energy 7.00%-7.75% 2013-2027	178,325	136,532
Midwest Generation, LLC, Series B, 8.56% 2016 (2)	45,241	44,732
Homer City Funding LLC 8.734% 2026 (2)	8,970	8,207	1.12
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 2014 (1) (2) (3)	104,050	81,067	.48
Intergen Power 9.00% 2017 (4)	71,950	76,447	.45
Other securities		290,455	1.73
		637,440	3.78

Consumer staples - 3.60%
Other securities		608,083	3.60

Energy - 2.22%
Other securities		374,362	2.22

Total corporate bonds, notes & loans		14,307,947	84.71

Bonds & notes of governments & government agencies outside the U.S. - 2.70%
Other securities		456,259	2.70

Other - 1.23%
Other securities		208,765	1.23

Total bonds, notes & other debt instruments (cost: $13,969,699,000)		14,972,971	88.64

Convertible securities - 1.16%

Other - 1.16%
Other securities		196,493	1.16

Total convertible securities (cost: $168,798,000)		196,493	1.16

Preferred securities - 1.50%

Other - 1.50%
Other securities		252,808	1.50

Total preferred securities (cost: $220,703,000)		252,808	1.50

Common stocks - 2.04%	Shares

Other - 2.04%
Georgia Gulf Corp. (8) (9)	4,809,206	78,582	.46
CIT Group Inc. (9)	124,904	5,098	.03
Sprint Nextel Corp., Series 1 (9)	777,508	3,600	.02
Charter Communications, Inc., Class A (9)	39,810	1,294	.01
Other securities		256,775	1.52

Total common stocks (cost: $341,825,000)		345,349	2.04

Warrants - 0.02%

Consumer discretionary - 0.02%
Charter Communications, Inc., warrants, expire 2014 (9) (10)	13,390	74	.00
Other securities		2,758	.02

Total warrants (cost: $2,244,000)		2,832	.02

	Principal
	amount
Short-term securities - 5.31%	(000)

Freddie Mac 0.17%-0.345% due 10/13/2010-3/15/2011	$209,950	209,883	1.24
JPMorgan Chase & Co. 0.21% due 11/29/2010	66,100	66,069
Jupiter Securitization Co., LLC 0.34% due 10/22/2010 (4)	44,300	44,292	.65
Fannie Mae 0.195%-0.43% due 10/1-12/3/2010	105,400	105,384	.62
Straight-A Funding LLC 0.34% due 10/14-10/15/2010 (4)	105,000	104,987	.62
Procter & Gamble Co. 0.23%-0.27% due 11/2-11/19/2010 (4)	85,400	85,380	.51
Medtronic Inc. 0.22% due 10/26-11/2/2010 (4)	77,600	77,583	.46
Other securities		203,608	1.21

Total short-term securities (cost: $897,143,000)		897,186	5.31

Total investment securities (cost: $15,600,412,000)		16,667,639	98.67
Other assets less liabilities		225,269	1.33

Net assets		$16,892,908	100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2010, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2010 (000)
Georgia Gulf Corp. 9.00% 2017 (4)	-	$90,285,000	-	$90,285,000	$5,992	$95,025
Georgia Gulf Corp. (9)	4,809,206	-	-	4,809,206	-	78,582
Georgia Gulf Corp. 10.75% 2016	-	$5,388,000	-	$5,388,000	326	5,657
Georgia Gulf Corp., Term Loan, Revolver (funded), 6.50% 2011	$25,640,000	-	$25,640,000	-	375	-
Georgia Gulf Corp., Term Loan B, 10.00% 2013	$19,496,523	-	$19,496,523	-	580	-
Nortek, Inc. 11.00% 2013	-	$66,164,079	-	$66,164,079	3,960	70,630
Nortek, Inc. (9)	-	793,646	-	793,646	-	30,992
Cooper-Standard Holdings Inc. (4) (9) (7) (10)	-	1,139,235	-	1,139,235	338	34,958
Cooper-Standard Holdings Inc. 7.00% convertible preferred (4) (7) (10)	-	101,063	-	101,063	-	14,822
Cooper-Standard Holdings Inc., warrants, expire 2017 (4) (9) (7) (10)	-	190,869	-	190,869	-	2,758
American Media Operations, Inc. 14.00% 2013 (1) (4) (5)	$44,909,399	$6,192,157	$5,350,000	$45,751,556	6,777	30,196
American Media Operations, Inc. 9.00% 2013 (4) (5) (10)	$3,249,793	$299,061	-	$3,548,854	432	2,342
American Media, Inc. (7) (9) (10)	823,272	-	-	823,272	-	8
Clarent Hospital Corp. Liquidating Trust (9) (10)	576,849	-	-	576,849	-	23
ZiLOG, Inc. (11)	1,140,500	-	1,140,500	-	-	-
					$18,780	$365,993

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.
(1) Coupon rate may change periodically.
(2) Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
(3) Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans, including those in "Other securities," was $1,124,517,000, which represented 6.66% of the net assets of the fund.

(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $4,339,152,000, which represented 25.69% of the net assets of the fund.

(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6) Step bond; coupon rate will increase at a later date.
(7) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$64,091	$86,199	.51%
Cooper-Standard Holdings Inc.	5/25/2010–5/27/2010	30,746	34,958	.21
Cooper-Standard Holdings Inc. 7.00% convertible preferred	5/26/2010	9,867	14,822	.09
Cooper-Standard Holdings Inc., warrants, expire 2017	5/25/2010–5/27/2010	2,156	2,758	.02
American Media, Inc.	1/30/2009	8	8	-
Other restricted securities		21,703	21,105	.13

Total restricted securities		$128,571	$159,850	.96%

(8) Represents an affiliated company as defined under the Investment Company Act of 1940.
(9) Security did not produce income during the last 12 months.
(10) Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities, including those in "Other securities," was $220,515,000, which represented 1.31% of the net assets of the fund.

(11) Unaffiliated issuer at 9/30/2010.

Key to symbol
€ = Euros

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $15,238,899)	$16,301,646
Affiliated issuers (cost: $361,513)	365,993	$16,667,639
Cash		29,199
Unrealized appreciation on open forward currency contracts		1
Receivables for:
Sales of investments	56,671
Sales of fund's shares	33,627
Dividends and interest	322,462	412,760
		17,109,599
Liabilities:
Unrealized depreciation on open forward currency contracts		1,852
Payables for:
Purchases of investments	167,335
Repurchases of fund's shares	27,253
Dividends on fund's shares	7,229
Closed forward currency contracts	2,194
Investment advisory services	4,262
Services provided by affiliates	6,277
Trustees' deferred compensation	167
Other	122	214,839
Net assets at September 30, 2010		$16,892,908

Net assets consist of:
Capital paid in on shares of beneficial interest		$17,318,309
Undistributed net investment income		79,931
Accumulated net realized loss		(1,571,332)
Net unrealized appreciation		1,066,000
Net assets at September 30, 2010		$16,892,908

	(dollars and shares in thousands, except per-share amounts)
Shares of beneficial interest issued and outstanding (no stated par value) - unlimited shares authorized (1,517,284 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$11,686,765	1,049,680	$11.13
Class B	452,131	40,609	11.13
Class C	1,336,978	120,084	11.13
Class F-1	1,457,008	130,865	11.13
Class F-2	511,465	45,939	11.13
Class 529-A	229,615	20,624	11.13
Class 529-B	22,824	2,050	11.13
Class 529-C	91,198	8,191	11.13
Class 529-E	12,230	1,099	11.13
Class 529-F-1	10,658	957	11.13
Class R-1	22,498	2,021	11.13
Class R-2	208,997	18,772	11.13
Class R-3	316,021	28,384	11.13
Class R-4	213,466	19,173	11.13
Class R-5	231,929	20,831	11.13
Class R-6	89,125	8,005	11.13

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2010	(dollars in thousands)

Investment income:
Income:
Interest (net of non-U.S. taxes of $56;
also includes $18,442 from affiliates)	$1,390,567
Dividends (includes $338 from affiliates)	17,833	$1,408,400

Fees and expenses*:
Investment advisory services	50,683
Distribution services	50,591
Transfer agent services	12,974
Administrative services	7,564
Reports to shareholders	887
Registration statement and prospectus	1,428
Trustees' compensation	137
Auditing and legal	138
Custodian	300
State and local taxes	150
Other	612
Total fees and expenses before reimbursement	125,464
Less reimbursement of fees and expenses	141
Total fees and expenses after reimbursement		125,323
Net investment income		1,283,077

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $189; also includes $5,275 net loss from affiliates)	173,304
Forward currency contracts	(8,307)
Currency transactions	211	165,208
Net unrealized appreciation (depreciation) on:
Investments	986,295
Forward currency contracts	(1,729)
Currency translations	74	984,640
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		1,149,848
Net increase in net assets resulting
from operations		$2,432,925

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended September 30
	2010	2009
Operations:
Net investment income	$1,283,077	$1,051,541
Net realized gain (loss) on investments, forward currency contracts and currency transactions	165,208	(1,497,602)
Net unrealized appreciation on investments, forward currency contracts and currency translations	984,640	2,454,776
Net increase in net assets resulting from operations	2,432,925	2,008,715

Dividends paid or accrued to shareholders from net investment income	(1,193,041)	(1,103,307)

Net capital share transactions	632,268	2,587,103

Total increase in net assets	1,872,152	3,492,511

Net assets:
Beginning of year	15,020,756	11,528,245
End of year (including undistributed and distributions in excess of
net investment income: $79,931 and $(16,338), respectively)	$16,892,908	$15,020,756

See Notes to Financial Statements

Notes to financial statements

1.	Organization

American High-Income Trust (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income and, secondarily, capital appreciation through a diversified, carefully supervised portfolio consisting primarily of lower rated, higher risk corporate bonds.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Massachusetts business trust to a Delaware statutory trust. The reorganization is anticipated to be completed on December 1, 2010; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 3.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations –Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders –Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities
Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, collateral characteristics, credit enhancements and specific deal information
Municipal securities
Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2010 (dollars in thousands):

Investment securities	Level 1	Level 2	Level 3	Total
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$-	$14,161,252	$146,695	$14,307,947
Bonds & notes of governments & government agencies outside the U.S.	-	456,259	-	456,259
Other	-	208,765	-	208,765
Convertible securities	14,354	167,317	14,822	196,493
Preferred securities	5,534	227,295	19,979	252,808
Common stocks	309,162	-	36,187	345,349
Warrants	-	-	2,832	2,832
Short-term securities	-	897,186	-	897,186
Total	$329,050	$16,118,074	$220,515	$16,667,639

Forward currency contracts (1):	Level 1	Level 2	Level 3	Total
Unrealized appreciation on open forward currency contracts	$-	$1	$-	$1
Unrealized depreciation on open forward currency contracts	-	(1,852)	-	(1,852)
Total	$-	$(1,851)	$-	$(1,851)

(1) Forward currency contracts are not included in the investment portfolio.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2010 (dollars in thousands):

	Beginning value at 10/1/2009	Net purchases and sales	Net realized loss(2)	Net unrealized appreciation (2)	Net transfers into Level 3(3)	Ending value at 9/30/2010
Investment securities	$102,205	$69,019	$(8,841)	$45,309	$12,823	$220,515

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2010 (dollars in thousands) (2):						$42,766

(2) Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3) Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Investing in lower rated bonds — Lower rated bonds and other lower rated debt securities generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than higher quality debt securities. The market prices of these securities may fluctuate more than higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in junk bonds.

Thinly traded securities — There may be little trading in the secondary market for particular bonds or other debt securities, which may make them more difficult to value or sell.

Investing in bonds — Rising interest rates will generally cause the prices of bonds and other debt securities to fall. In addition, falling interest rates may cause an issuer to redeem, “call” or refinance a security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default.

Market conditions — The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S.

Management – The investment adviser to the fund actively manages the fund's investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006 and by state tax authorities and tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; paydowns on fixed-income securities; net capital losses; amortization of premiums; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2010, the fund reclassified $6,284,000 from accumulated net realized loss to undistributed net investment income and $51,000 from undistributed net investment income to capital paid in on shares of beneficial interest to align financial reporting with tax reporting.

As of September 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$116,049
Post-October currency loss deferrals (realized during the period November 1, 2009, through September 30, 2010)*		(7,536)
Capital loss carryforwards†:
Expiring 2017	$(407,267)
Expiring 2018	(1,061,287)	(1,468,554)
Post-October capital loss deferrals (realized during the period November 1, 2009, through September 30, 2010)*		(76,579)
Gross unrealized appreciation on investment securities		1,343,849
Gross unrealized depreciation on investment securities		(326,643)
Net unrealized appreciation on investment securities		1,017,206
Cost of investment securities		15,650,433
*These deferrals are considered incurred in the subsequent year.
†The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

Ordinary income distributions paid or accrued to shareholders from net investment income and currency gains were as follows (dollars in thousands):

	Year ended September 30
Share class	2010	2009
Class A	$834,904	$773,043
Class B	34,275	43,681
Class C	86,904	78,706
Class F-1	111,786	112,760
Class F-2	29,436	13,372
Class 529-A	15,068	12,208
Class 529-B	1,534	1,579
Class 529-C	5,379	4,466
Class 529-E	786	670
Class 529-F-1	716	552
Class R-1	1,356	1,104
Class R-2	12,981	11,518
Class R-3	20,641	18,748
Class R-4	14,263	12,118
Class R-5	16,441	17,558
Class R-6*	6,571	1,224
Total	$1,193,041	$1,103,307

*Class R-6 was offered beginning May 1, 2009.

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.300% on the first $60 million of daily net assets and decreasing to 0.135% on such assets in excess of $15 billion. The agreement also provides for monthly fees, accrued daily, based on a series of decreasing rates beginning with 3.000% on the first $8,333,333 of the fund's monthly gross income and decreasing to 1.500% on such income in excess of $50 million. For the year ended September 30, 2010, the investment advisory services fee was $50,683,000, which was equivalent to an annualized rate of 0.322% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of trustees has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended September 30, 2010, the total administrative services fees paid by CRMC were $141,000 for Class R-2. Administrative services fees are presented gross of any payments made by CRMC.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$24,340	$12,393	Not applicable	Not applicable	Not applicable
Class B	4,961	581	Not applicable	Not applicable	Not applicable
Class C	12,662	Included in administrative services	$1,846	$272	Not applicable
Class F-1	3,650		1,978	184	Not applicable
Class F-2		Not applicable	506	32	Not applicable
Class 529-A	423		167	31	$198
Class 529-B	225		19	8	22
Class 529-C	785		67	23	79
Class 529-E	53		9	2	11
Class 529-F-1	-		8	1	9
Class R-1	198		20	17	Not applicable
Class R-2	1,416		281	645	Not applicable
Class R-3	1,412		400	184	Not applicable
Class R-4	466		270	21	Not applicable
Class R-5		Not applicable	199	13	Not applicable
Class R-6		Not applicable	41	1	Not applicable
Total	$50,591	$12,974	$5,811	$1,434	$319

Trustees’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Trustees’ compensation of $137,000, shown on the accompanying financial statements, includes $127,000 in current fees (either paid in cash or deferred) and a net increase of $10,000 in the value of the deferred amounts.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or trustees received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends		Repurchases(*)		Net increase (decrease)
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2010
Class A	$2,549,658	237,137	$718,689	66,733	$(2,711,019)	(253,025)	$557,328	50,845
Class B	59,021	5,490	28,604	2,660	(225,133)	(20,994)	(137,508)	(12,844)
Class C	333,246	30,974	69,926	6,493	(378,365)	(35,308)	24,807	2,159
Class F-1	567,831	52,781	96,858	8,992	(804,727)	(74,985)	(140,038)	(13,212)
Class F-2	310,713	28,776	21,074	1,954	(190,621)	(17,930)	141,166	12,800
Class 529-A	60,849	5,661	14,969	1,389	(33,452)	(3,121)	42,366	3,929
Class 529-B	3,632	338	1,524	142	(5,994)	(557)	(838)	(77)
Class 529-C	28,229	2,627	5,337	495	(16,411)	(1,531)	17,155	1,591
Class 529-E	3,160	295	780	73	(1,975)	(184)	1,965	184
Class 529-F-1	3,580	334	711	66	(1,922)	(180)	2,369	220
Class R-1	8,700	809	1,320	123	(6,828)	(638)	3,192	294
Class R-2	73,929	6,877	12,843	1,193	(62,328)	(5,801)	24,444	2,269
Class R-3	141,257	13,093	20,523	1,907	(139,982)	(13,093)	21,798	1,907
Class R-4	101,937	9,508	14,129	1,311	(88,963)	(8,330)	27,103	2,489
Class R-5	108,455	10,143	16,300	1,514	(111,893)	(10,505)	12,862	1,152
Class R-6	70,051	6,607	6,543	607	(42,497)	(3,946)	34,097	3,268
Total net increase
(decrease)	$4,424,248	411,450	$1,030,130	95,652	$(4,822,110)	(450,128)	$632,268	56,974

Year ended September 30, 2009
Class A	$3,153,668	371,762	$647,705	76,450	$(2,194,686)	(255,978)	$1,606,687	192,234
Class B	108,890	12,953	34,327	4,084	(164,888)	(19,243)	(21,671)	(2,206)
Class C	433,641	50,441	60,856	7,170	(244,407)	(28,586)	250,090	29,025
Class F-1	783,541	93,073	90,817	10,741	(678,655)	(80,004)	195,703	23,810
Class F-2	312,188	36,051	9,800	1,089	(49,240)	(5,357)	272,748	31,783
Class 529-A	47,842	5,592	12,189	1,436	(20,124)	(2,326)	39,907	4,702
Class 529-B	3,755	445	1,577	187	(2,874)	(335)	2,458	297
Class 529-C	20,117	2,338	4,456	526	(10,235)	(1,195)	14,338	1,669
Class 529-E	2,574	304	670	79	(1,226)	(142)	2,018	241
Class 529-F-1	2,633	309	549	65	(1,651)	(195)	1,531	179
Class R-1	8,045	928	1,081	127	(4,453)	(516)	4,673	539
Class R-2	64,190	7,450	11,458	1,355	(43,464)	(5,051)	32,184	3,754
Class R-3	149,245	17,754	18,673	2,198	(99,770)	(12,006)	68,148	7,946
Class R-4	75,335	8,636	12,091	1,427	(50,394)	(5,883)	37,032	4,180
Class R-5	163,896	19,818	16,646	1,969	(141,365)	(16,054)	39,177	5,733
Class R-6(†)	41,389	4,663	1,199	124	(508)	(50)	42,080	4,737
Total net increase
(decrease)	$5,370,949	632,517	$924,094	109,027	$(3,707,940)	(432,921)	$2,587,103	308,623

* Includes exchanges between share classes of the fund.
(†)Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,843,303,000 and $6,729,646,000, respectively, during the year ended September 30, 2010.

9.	Forward currency contracts

The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund enters into these contracts to manage its exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund values forward currency contracts based on the applicable exchange rate and records unrealized appreciation or depreciation for open forward currency contracts in the statement of assets and liabilities. The fund records realized gains or losses at the time the forward contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their expiration date are included in the respective receivables or payables for closed forward currency contracts in the statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the statement of operations.

As of September 30, 2010, the fund had open forward currency contracts to sell currencies, as shown on the following table. The open forward currency contracts shown are generally indicative of the level of activity over the prior 12-month period.

				(amounts in thousands)
	Settlement		Contract amount		Unrealized (depreciation) appreciation
Sales:	date	Counterparty	Receive	Deliver	at 9/30/2010

Brazilian reais	11/5/2010	J.P.Morgan Chase	$24,319	BRL42,200	$(243)
Euros	10/14/2010	J.P.Morgan Chase	$8,912	€7,000	(629)
Euros	10/14/2010	J.P.Morgan Chase	$3,179	€2,500	(229)
Euros	10/20/2010	UBS AG	$397	€305	(18)
Euros	10/26/2010	J.P.Morgan Chase	$1,511	€1,150	(57)
Euros	10/26/2010	HSBC Bank	$6,357	€4,750	(117)
Euros	10/27/2010	HSBC Bank	$13,749	€10,300	(289)
Euros	10/29/2010	J.P.Morgan Chase	$48,840	€36,000	(226)
Euros	10/29/2010	Bank of New York Mellon	$10,860	€8,000	(44)
Euros	11/1/2010	Bank of New York Mellon	$4,089	€3,000	- *
Euros	11/4/2010	Societe Generale	$5,793	€4,250	1

Forward currency contracts - net					(1,851)

*Amount less than one thousand.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income to average net assets(4)
Class A:
Year ended 9/30/2010	$10.29	$.89	$.78	$1.67	$(.83)	$-	$(.83)	$11.13	16.75%	$11,687	.68%	.68%	8.26%
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.03	10,274	.80	.79	9.57
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.87)	8,074	.70	.67	8.14
Year ended 9/30/2007	12.30	.93	.04	.97	(.92)	-	(.92)	12.35	7.99	9,516	.69	.66	7.35
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.26	8,285	.69	.65	7.52
Class B:
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.86	452	1.46	1.46	7.50
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.18	550	1.56	1.55	8.93
Year ended 9/30/2008	12.35	.85	(2.32)	(1.47)	(.85)	(.02)	(.87)	10.01	(12.55)	557	1.47	1.44	7.37
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.19	756	1.44	1.41	6.62
Year ended 9/30/2006	12.27	.83	.05	.88	(.85)	-	(.85)	12.30	7.44	760	1.46	1.42	6.76
Class C:
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.80	1,337	1.51	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.15	1,213	1.58	1.57	8.74
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.59)	890	1.52	1.48	7.32
Year ended 9/30/2007	12.30	.83	.04	.87	(.82)	-	(.82)	12.35	7.14	1,045	1.48	1.45	6.55
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.39	871	1.50	1.46	6.71
Class F-1:
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.69	1,457	.74	.74	8.21
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	1,482	.81	.80	9.54
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.90)	1,204	.74	.70	8.09
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.98	1,166	.70	.67	7.32
Year ended 9/30/2006	12.27	.92	.05	.97	(.94)	-	(.94)	12.30	8.23	846	.71	.68	7.47
Class F-2:
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	-	(.85)	11.13	16.98	511	.48	.48	8.44
Year ended 9/30/2009	10.01	.81	.37	1.18	(.90)	-	(.90)	10.29	14.32	341	.53	.53	8.99
Period from 8/4/2008 to 9/30/2008	11.01	.14	(1.00)	(.86)	(.14)	-	(.14)	10.01	(7.84)	13	.08	.07	1.34
Class 529-A:
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.66	230	.76	.76	8.18
Year ended 9/30/2009	10.01	.82	.33	1.15	(.87)	-	(.87)	10.29	13.99	172	.84	.83	9.50
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.91)	120	.74	.71	8.11
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.92	124	.76	.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.21	92	.74	.70	7.47
Class 529-B:
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.74	23	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	22	1.65	1.64	8.76
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	18	1.58	1.55	7.26
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.06	21	1.56	1.53	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.30	18	1.58	1.55	6.63
Class 529-C:
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.75	91	1.56	1.56	7.39
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	68	1.64	1.63	8.71
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.64)	49	1.57	1.54	7.27
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.07	52	1.55	1.52	6.50
Year ended 9/30/2006	12.27	.81	.05	.86	(.83)	-	(.83)	12.30	7.31	40	1.57	1.54	6.64
Class 529-E:
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	-	(.79)	11.13	16.34	12	1.04	1.04	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	9	1.13	1.12	9.23
Year ended 9/30/2008	12.35	.90	(2.32)	(1.42)	(.90)	(.02)	(.92)	10.01	(12.18)	7	1.06	1.02	7.79
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.62	7	1.04	1.01	7.01
Year ended 9/30/2006	12.27	.88	.05	.93	(.90)	-	(.90)	12.30	7.88	5	1.05	1.01	7.17

Class 529-F-1:
Year ended 9/30/2010	$10.29	$.90	$.78	$1.68	$(.84)	$-	$(.84)	$11.13	16.91%	$11	.55%	.55%	8.40%
Year ended 9/30/2009	10.01	.84	.33	1.17	(.89)	-	(.89)	10.29	14.23	7	.63	.62	9.72
Year ended 9/30/2008	12.35	.95	(2.32)	(1.37)	(.95)	(.02)	(.97)	10.01	(11.74)	6	.56	.52	8.29
Year ended 9/30/2007	12.30	.94	.04	.98	(.93)	-	(.93)	12.35	8.15	6	.54	.51	7.51
Year ended 9/30/2006	12.27	.94	.05	.99	(.96)	-	(.96)	12.30	8.41	4	.55	.52	7.66
Class R-1:
Year ended 9/30/2010	10.29	.79	.78	1.57	(.73)	-	(.73)	11.13	15.78	23	1.53	1.53	7.41
Year ended 9/30/2009	10.01	.75	.33	1.08	(.80)	-	(.80)	10.29	13.08	18	1.64	1.63	8.65
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.62)	12	1.55	1.52	7.29
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.08	13	1.57	1.52	6.50
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.35	8	1.59	1.50	6.68
Class R-2:
Year ended 9/30/2010	10.29	.80	.78	1.58	(.74)	-	(.74)	11.13	15.80	209	1.58	1.51	7.44
Year ended 9/30/2009	10.01	.76	.33	1.09	(.81)	-	(.81)	10.29	13.17	170	1.79	1.56	8.81
Year ended 9/30/2008	12.35	.84	(2.32)	(1.48)	(.84)	(.02)	(.86)	10.01	(12.58)	128	1.70	1.48	7.34
Year ended 9/30/2007	12.30	.82	.04	.86	(.81)	-	(.81)	12.35	7.13	138	1.69	1.47	6.56
Year ended 9/30/2006	12.27	.82	.05	.87	(.84)	-	(.84)	12.30	7.37	106	1.90	1.48	6.70
Class R-3:
Year ended 9/30/2010	10.29	.85	.78	1.63	(.79)	-	(.79)	11.13	16.33	316	1.05	1.05	7.90
Year ended 9/30/2009	10.01	.80	.33	1.13	(.85)	-	(.85)	10.29	13.66	272	1.13	1.12	9.20
Year ended 9/30/2008	12.35	.89	(2.32)	(1.43)	(.89)	(.02)	(.91)	10.01	(12.20)	185	1.07	1.04	7.77
Year ended 9/30/2007	12.30	.88	.04	.92	(.87)	-	(.87)	12.35	7.58	186	1.07	1.04	6.98
Year ended 9/30/2006	12.27	.87	.05	.92	(.89)	-	(.89)	12.30	7.84	134	1.08	1.05	7.13
Class R-4:
Year ended 9/30/2010	10.29	.88	.78	1.66	(.82)	-	(.82)	11.13	16.68	213	.75	.75	8.19
Year ended 9/30/2009	10.01	.83	.33	1.16	(.88)	-	(.88)	10.29	14.02	172	.81	.80	9.56
Year ended 9/30/2008	12.35	.93	(2.32)	(1.39)	(.93)	(.02)	(.95)	10.01	(11.93)	125	.77	.73	8.08
Year ended 9/30/2007	12.30	.92	.04	.96	(.91)	-	(.91)	12.35	7.93	118	.75	.72	7.30
Year ended 9/30/2006	12.27	.91	.05	.96	(.93)	-	(.93)	12.30	8.19	73	.75	.72	7.46
Class R-5:
Year ended 9/30/2010	10.29	.91	.78	1.69	(.85)	-	(.85)	11.13	17.03	232	.44	.44	8.50
Year ended 9/30/2009	10.01	.85	.33	1.18	(.90)	-	(.90)	10.29	14.37	202	.51	.50	9.88
Year ended 9/30/2008	12.35	.96	(2.32)	(1.36)	(.96)	(.02)	(.98)	10.01	(11.65)	140	.45	.42	8.40
Year ended 9/30/2007	12.30	.96	.04	1.00	(.95)	-	(.95)	12.35	8.26	137	.44	.41	7.61
Year ended 9/30/2006	12.27	.95	.05	1.00	(.97)	-	(.97)	12.30	8.51	84	.46	.42	7.75
Class R-6:
Year ended 9/30/2010	10.29	.92	.78	1.70	(.86)	-	(.86)	11.13	17.09	89	.39	.39	8.56
Period from 5/1/2009 to 9/30/2009	8.47	.33	1.83	2.16	(.34)	-	(.34)	10.29	25.96	49	.18	.18	3.55

	Year ended September 30
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	47%	43%	35%	42%	41%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of American High-Income Trust:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of American High-Income Trust (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American High-Income Trust as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 11, 2010

Expense example
           unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010, through September 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated <above/on the previous page>. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2010	Ending account value 9/30/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,057.23	$3.51	.68%
Class A -- assumed 5% return	1,000.00	1,021.66	3.45	.68
Class B -- actual return	1,000.00	1,053.14	7.51	1.46
Class B -- assumed 5% return	1,000.00	1,017.75	7.38	1.46
Class C -- actual return	1,000.00	1,052.87	7.72	1.50
Class C -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class F-1 -- actual return	1,000.00	1,056.95	3.76	.73
Class F-1 -- assumed 5% return	1,000.00	1,021.41	3.70	.73
Class F-2 -- actual return	1,000.00	1,058.25	2.48	.48
Class F-2 -- assumed 5% return	1,000.00	1,022.66	2.43	.48
Class 529-A -- actual return	1,000.00	1,056.82	3.87	.75
Class 529-A -- assumed 5% return	1,000.00	1,021.31	3.80	.75
Class 529-B -- actual return	1,000.00	1,052.61	8.03	1.56
Class 529-B -- assumed 5% return	1,000.00	1,017.25	7.89	1.56
Class 529-C -- actual return	1,000.00	1,052.64	7.98	1.55
Class 529-C -- assumed 5% return	1,000.00	1,017.30	7.84	1.55
Class 529-E -- actual return	1,000.00	1,055.34	5.36	1.04
Class 529-E -- assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class 529-F-1 -- actual return	1,000.00	1,057.95	2.79	.54
Class 529-F-1 -- assumed 5% return	1,000.00	1,022.36	2.74	.54
Class R-1 -- actual return	1,000.00	1,052.78	7.82	1.52
Class R-1 -- assumed 5% return	1,000.00	1,017.45	7.69	1.52
Class R-2 -- actual return	1,000.00	1,052.89	7.72	1.50
Class R-2 -- assumed 5% return	1,000.00	1,017.55	7.59	1.50
Class R-3 -- actual return	1,000.00	1,055.28	5.36	1.04
Class R-3 -- assumed 5% return	1,000.00	1,019.85	5.27	1.04
Class R-4 -- actual return	1,000.00	1,056.89	3.82	.74
Class R-4 -- assumed 5% return	1,000.00	1,021.36	3.75	.74
Class R-5 -- actual return	1,000.00	1,058.48	2.27	.44
Class R-5 -- assumed 5% return	1,000.00	1,022.86	2.23	.44
Class R-6 -- actual return	1,000.00	1,058.76	2.01	.39
Class R-6 -- assumed 5% return	1,000.00	1,023.11	1.98	.39

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period)

Tax information
                                     unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2010:

Qualified dividend income	$16,070,000
Corporate dividends received deduction	$9,198,000
U.S. government income that may be exempt from state taxation	$2,795,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended			10 years1/
September 30, 2010:	1 year	5 years	Life of class

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	10.86%	5.43%	6.48%
Not reflecting CDSC	15.86	5.72	6.48

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	14.80	5.68	6.46
Not reflecting CDSC	15.80	5.68	6.46

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	16.69	6.50	7.26

Class F-2 shares3 — first sold 8/4/08
Not reflecting annual asset-based fee charged
by sponsoring firm	16.98	—	10.19

Class 529-A shares4 — first sold 2/19/02
Reflecting 3.75% maximum sales charge	12.30	5.66	7.64
Not reflecting maximum sales charge	16.66	6.47	8.12

Class 529-B shares2,4 — first sold 2/25/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	10.74	5.31	7.43
Not reflecting CDSC	15.74	5.61	7.43

Class 529-C shares4 — first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	14.75	5.62	7.23
Not reflecting CDSC	15.75	5.62	7.23

Class 529-E shares3,4 — first sold 3/15/02	16.34	6.16	7.56

Class 529-F-1 shares3,4 — first sold 9/16/02
Not reflecting annual asset-based fee charged
by sponsoring firm	16.91	6.69	9.98

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 25 and 26 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of trustees and other officers

“Independent” trustees1

	Year first
	elected a
	trustee of
Name and age	the fund2	Principal occupation(s) during past five years

Lee A. Ault III, 74	2010	Private investor and corporate director; former
		Chairman of the Board, In-Q-Tel, Inc. (technology
		venture company)

William H. Baribault, 65	2010	Chairman of the Board and CEO, Oakwood
		Enterprises (private investment and consulting)

Ambassador	1999	Corporate director and author; former U.S.
Richard G. Capen, Jr., 76		Ambassador to Spain

James G. Ellis, 63	2006	Dean and Professor of Marketing, Marshall School of
		Business, University of Southern California

Martin Fenton, 75	1989	Chairman of the Board, Senior Resource Group LLC
Chairman of the Board		(development and management of senior living
(Independent and		communities)
Non-Executive)

Leonard R. Fuller, 64	1994	President and CEO, Fuller Consulting (financial
		management consulting firm)

W. Scott Hedrick, 65	2010	Founding General Partner, InterWest Partners
		(venture capital firm)

R. Clark Hooper, 64	2005	Private investor; former President, Dumbarton Group
		LLC (securities industry consulting)

Merit E. Janow, 52	2010	Professor, Columbia University, School of
		International and Public Affairs; former Member,
		World Trade Organization Appellate Body

Laurel B. Mitchell, Ph.D., 55	2010	Clinical Professor and Director, Accounting Program,
		University of Redlands

Richard G. Newman, 76	1991	Chairman of the Board, AECOM Technology
		Corporation (engineering, consulting and professional
		technical services)

Frank M. Sanchez, 67	1999	Principal, The Sanchez Family Corporation dba
		McDonald’s Restaurants (McDonald’s licensee)

Margaret Spellings, 53	2010	President and CEO, Margaret Spellings & Company;
		Executive Vice President, National Chamber
		Foundation and Senior Advisor to the President and
		CEO, U.S. Chamber of Commerce; former United
		States Secretary of Education, United States
		Department of Education — Federal Government
		Agency; former Assistant to the President for
		Domestic Policy, The White House: Federal
		Government, Executive Branch — Domestic Policy

Steadman Upham, Ph.D., 61	2007	President and Professor of Anthropology,
		The University of Tulsa

“Independent” trustees1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	trustee	Other directorships4 held by trustee

Lee A. Ault III, 74	38	Anworth Mortgage Asset Corporation;
		Office Depot, Inc.

William H. Baribault, 65	38	None

Ambassador	12	Capital Private Client
Richard G. Capen, Jr., 76		Services Funds; Carnival Corporation

James G. Ellis, 63	41	Quiksilver, Inc.

Martin Fenton, 75	41	Capital Private Client Services Funds
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 64	41	None

W. Scott Hedrick, 65	38	Hot Topic, Inc.; Office Depot, Inc.

R. Clark Hooper, 64	44	JPMorgan Value Opportunities Fund, Inc.;
		The Swiss Helvetia Fund, Inc.

Merit E. Janow, 52	41	The NASDAQ Stock Market LLC;
		Trimble Navigation Limited

Laurel B. Mitchell, Ph.D., 55	38	None

Richard G. Newman, 76	13	Capital Private Client Services Funds;
		Sempra Energy; SouthWest Water Company

Frank M. Sanchez, 67	38	None

Margaret Spellings, 53	38	None

Steadman Upham, Ph.D., 61	41	None

H. Frederick Christie, a trustee of the fund since 1987, retired from the board in December 2009. The trustees thank Mr. Christie for his dedication and service to the fund.

See footnotes on page 32.

“Interested” trustees5
	Year first
	elected a
	trustee or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Paul G. Haaga, Jr., 61	1987	Chairman of the Board, Capital Research and
Vice Chairman of the Board		Management Company; Senior Vice President —
		Fixed Income, Capital Research and Management
		Company

David C. Barclay, 54	1995	Director, Capital Research and Management
President		Company; Senior Vice President — Fixed Income,
		Capital Research and Management Company

“Interested” trustees5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	trustee	Other directorships4 held by trustee

Paul G. Haaga, Jr., 61	12	None
Vice Chairman of the Board

David C. Barclay, 54	1	None
President

The fund’s statement of additional information includes further details about fund trustees and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all trustees and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

Other officers

	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Jennifer L. Hinman, 52	2001	Senior Vice President — Fixed Income, Capital
Senior Vice President		Research Company;6 Director, Capital International
		Research, Inc.6

David A. Daigle, 43	2008	Senior Vice President — Fixed Income, Capital
Vice President		Research Company6

Marcus B. Linden, 44	2008	Senior Vice President — Fixed Income, Capital
Vice President		Research Company6

Kristine M. Nishiyama, 40	2003	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company; Vice President and Senior
		Counsel, Capital Bank and Trust Company6

Kimberly S. Verdick, 46	1994	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Ari M. Vinocor, 36	2007	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Courtney R. Taylor, 35	2006	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

M. Susan Gupton, 37	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” trustee refers to a trustee who is not an “interested person” of the fund within the meaning of the 1940 Act.
2Trustees and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each trustee as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices of the fund and of the
investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

Counsel
Bingham McCutchen LLP
355 South Grand Avenue, Suite 4400
Los Angeles, CA 90071-3106

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2010, portfolio of American High-Income Trust’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

American High-Income Trust files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of American High-Income Trust, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system
Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
>American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-921-1110P

Litho in USA RCG/Q/8049-S26199

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Frank M. Sanchez, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$110,000
2010	$105,000

b) Audit-Related Fees:
2009	$4,000
2010	$5,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$7,000
2010	$7,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$1,034,000
2010	$999,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,530,000 for fiscal year 2009 and $1,416,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

American High-Income TrustSM
Investment portfolio

September 30, 2010

Bonds, notes & other debt instruments — 88.64%	Principal amount (000)	Value (000)

CORPORATE BONDS, NOTES & LOANS — 84.71%
CONSUMER DISCRETIONARY — 22.14%
Univision Communications, Inc., First Lien Term Loan B, 2.506% 20141,2,3	$124,055	$109,300
Univision Communications Inc. 12.00% 20144	17,065	18,750
Univision Communications Inc. 10.50% 20151,4,5	191,390	183,138
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.00% 20124	45,175	48,111
Charter Communications Operating, LLC, Term Loan B, 7.25% 20141,2,3	1,005	1,040
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 10.875% 20144	26,500	30,144
Charter Communications, Inc. 13.50% 2016	55,038	65,633
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.25% 20174	70,900	72,229
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 7.875% 20184	40,425	42,143
Charter Communications Operating, LLC and Charter Communications Operating Capital Corp. 8.125% 20204	44,925	47,845
Michaels Stores, Inc., Term Loan B1, 2.625% 20131,2,3	22,087	21,379
Michaels Stores, Inc. 10.00% 2014	136,900	144,943
Michaels Stores, Inc. 0%/13.00% 20166	43,820	42,396
Michaels Stores, Inc. 0%/13.00% 20164,6	21,700	20,995
Michaels Stores, Inc., Term Loan B2, 4.875% 20161,2,3	6,349	6,235
Michaels Stores, Inc. 11.375% 2016	24,600	26,845
Virgin Media Finance PLC 9.125% 2016	36,015	38,716
Virgin Media Finance PLC, Series 1, 9.50% 2016	101,400	115,089
Virgin Media Secured Finance PLC 6.50% 2018	9,325	9,885
Virgin Media Finance PLC 8.375% 20194	57,435	63,322
Allison Transmission Holdings, Inc., Term Loan B, 3.01% 20141,2,3	33,305	31,336
Allison Transmission Holdings, Inc. 11.00% 20154	50,195	54,713
Allison Transmission Holdings, Inc. 11.25% 20151,4,5	81,644	88,992
Mandalay Resort Group 6.375% 2011	4,150	4,057
MGM Resorts International 6.75% 2012	5,550	5,273
MGM Resorts International 6.75% 2013	16,855	15,738
MGM Resorts International 13.00% 2013	37,775	44,575
MGM Resorts International 5.875% 2014	25,425	21,866
MGM Resorts International 10.375% 2014	12,725	14,220
MGM Resorts International 6.625% 2015	7,975	6,719
MGM Resorts International 7.50% 2016	16,600	14,110
MGM Resorts International 11.125% 2017	18,275	20,902
MGM Resorts International 9.00% 20204	18,925	20,013
Macy’s Retail Holdings, Inc. 8.375% 20151	56,645	65,142
Federated Retail Holdings, Inc. 5.90% 2016	27,000	28,890
Federated Department Stores, Inc. 7.45% 2017	19,366	21,738
Federated Department Stores, Inc. 6.79% 2027	8,767	8,504
Federated Department Stores, Inc. 7.00% 2028	6,900	7,211
Federated Department Stores, Inc. 6.90% 2029	18,491	18,815
Toys “R” Us, Inc. 7.625% 2011	57,410	59,563
Toys “R” Us-Delaware, Inc., Term Loan B, 6.00% 20161,2,3	14,300	14,330
Toys “R” Us-Delaware, Inc. 7.375% 20164	19,580	20,021
Toys “R” Us, Inc. 8.50% 20174	36,325	38,595
Toys “R” Us Property Co. I, LLC 10.75% 2017	3,875	4,398
Toys “R” Us, Inc. 7.375% 2018	9,550	9,168
Neiman Marcus Group, Inc. 9.00% 20151,5	79,954	83,452
Neiman Marcus Group, Inc. 10.375% 2015	34,125	36,002
Mediacom Broadband LLC and Mediacom Broadband Corp. 8.50% 2015	69,003	70,901
Mediacom LLC and Mediacom Capital Corp. 9.125% 2019	26,450	27,508
AMC Entertainment Inc. 8.00% 2014	12,175	12,342
AMC Entertainment Inc., Series B, 11.00% 2016	10,000	10,725
AMC Entertainment Inc. 8.75% 2019	68,675	72,710
Clear Channel Worldwide Holdings, Inc., Series B, 9.25% 2017	80,550	86,390
Bon-Ton Department Stores, Inc. 10.25% 2014	77,775	76,997
Ziggo Bond Co. BV 8.00% 2018	€48,000	68,976
Boyd Gaming Corp. 7.75% 2012	$27,925	28,204
Boyd Gaming Corp. 6.75% 2014	25,000	22,375
Boyd Gaming Corp. 7.125% 2016	18,775	15,794
Cinemark USA, Inc., Term Loan, 3.55% 20161,2,3	5,521	5,513
Cinemark USA, Inc. 8.625% 2019	56,255	60,193
J.C. Penney Co., Inc. 9.00% 2012	8,980	9,945
J.C. Penney Co., Inc., Series A, 6.875% 2015	5,352	5,794
J.C. Penney Co., Inc. 7.65% 2016	13,014	14,559
J.C. Penney Co., Inc. 5.75% 2018	26,155	27,070
Regal Cinemas Corp., Series B, 9.375% 2012	13,300	13,300
Regal Entertainment Group 9.125% 2018	13,000	13,699
Regal Cinemas Corp. 8.625% 2019	27,955	29,458
Burlington Coat Factory Warehouse Corp. 11.125% 2014	52,410	55,031
Hanesbrands Inc., Series B, 4.121% 20141	45,550	44,070
Hanesbrands Inc. 8.00% 2016	9,600	10,188
Royal Caribbean Cruises Ltd. 8.75% 2011	435	446
Royal Caribbean Cruises Ltd. 6.875% 2013	4,000	4,230
Royal Caribbean Cruises Ltd. 11.875% 2015	40,475	49,278
CSC Holdings, Inc., Series B, 6.75% 2012	4,500	4,719
CSC Holdings, Inc. 8.50% 2014	28,850	31,915
CSC Holdings, Inc. 8.50% 2015	3,500	3,841
CSC Holdings, Inc. 8.625% 2019	11,400	12,939
Dollar General Corp., Term Loan B2, 3.007% 20141,2,3	4,268	4,165
Dollar General Corp. 10.625% 2015	21,363	23,660
Dollar General Corp. 11.875% 20171,5	21,283	25,008
Tower Automotive Holdings 10.625% 20174	51,525	52,298
Sally Holdings LLC and Sally Capital Inc. 9.25% 2014	40,750	43,093
Sally Holdings LLC and Sally Capital Inc. 10.50% 2016	8,292	9,121
Limited Brands, Inc. 5.25% 2014	55	56
Limited Brands, Inc. 6.90% 2017	5,478	5,834
Limited Brands, Inc. 8.50% 2019	8,750	10,216
Limited Brands, Inc. 7.00% 2020	25,084	27,216
Limited Brands, Inc. 7.60% 2037	5,133	5,056
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 7.75% 20204	45,250	47,965
Technical Olympic USA, Inc. 9.25% 20114,7	36,325	22,522
Technical Olympic USA, Inc. 9.00% 20107	22,486	13,941
Technical Olympic USA, Inc. 9.00% 20107	7,325	4,541
UPC Holding BV 9.875% 20184	37,310	39,922
Edcon (Proprietary) Ltd. 4.129% 20141	€22,425	25,985
Edcon (Proprietary) Ltd. 4.129% 20141	11,000	12,746
Mohegan Tribal Gaming Authority 8.00% 2012	$22,450	17,174
Mohegan Tribal Gaming Authority 6.125% 2013	1,225	975
Mohegan Tribal Gaming Authority 7.125% 2014	24,600	14,514
Mohegan Tribal Gaming Authority 6.875% 2015	6,775	3,769
LBI Media, Inc. 8.50% 20174	40,150	34,328
Local T.V. Finance LLC, Term Loan B, 2.29% 20131,2,3	8,462	7,768
Local T.V. Finance LLC 10.00% 20151,4,5	30,394	26,150
American Media Operations, Inc. 9.00% 20134,5,8,9	3,549	2,342
American Media Operations, Inc. 14.00% 20131,4,5,8	45,752	30,196
Tenneco Automotive Inc. 8.625% 2014	30,995	31,925
Fox Acquisition LLC, Term Loan B, 7.50% 20151,2,3	4,251	4,208
Fox Acquisition LLC 13.375% 20164	26,240	27,486
Quebecor Media Inc. 7.75% 2016	19,700	20,414
Quebecor Media Inc. 7.75% 2016	10,375	10,751
Marina District Finance 9.50% 20154	7,500	7,312
Marina District Finance 9.875% 20184	24,000	23,280
Circus and Eldorado Joint Venture and Silver Legacy Resort Casino 10.125% 2012	28,180	26,348
Jarden Corp. 8.00% 2016	23,250	24,877
Atlantic Broadband Finance, LLC and Atlantic Broadband Finance, Inc. 9.375% 2014	23,950	24,369
Warner Music Group 7.375% 2014	18,090	17,140
Warner Music Group 9.50% 2016	6,700	7,203
Seneca Gaming Corp., Series B, 7.25% 2012	16,000	15,840
Seneca Gaming Corp. 7.25% 2012	8,440	8,356
Allbritton Communications Co. 8.00% 2018	22,000	22,165
UPC Germany GmbH 8.125% 20174	3,550	3,710
UPC Germany GmbH 9.625% 2019	€10,800	16,041
Radio One, Inc. 6.375% 20137	$20,260	17,145
Gray Television, Inc. 10.50% 2015	16,620	16,682
Education Management LLC and Education Management Finance Corp. 8.75% 2014	15,245	15,245
Lamar Media Corp. 7.875% 2018	13,525	14,269
TL Acquisitions, Inc., Term Loan B, 2.54% 20141,2,3	14,975	13,471
NCL Corporation Ltd. 11.75% 2016	10,110	11,374
Vidéotron Ltée 6.875% 2014	6,780	6,916
Vidéotron Ltée 6.375% 2015	3,720	3,822
Lear Corp. 7.875% 2018	9,000	9,585
Seminole Tribe of Florida 7.804% 20202,4	9,515	8,950
KB Home 6.25% 2015	9,285	8,914
Meritage Corp. 7.731% 20174	9,000	8,078
Interactive Data Corp. 10.25% 20184	6,575	7,068
Ford Motor Co. 9.50% 2011	1,000	1,060
FCE Bank PLC 7.125% 2013	€3,550	5,045
Wendy’s/Arby’s Restaurants, LLC 10.00% 2016	$5,700	6,092
Kabel Deutschland GmbH 10.625% 2014	5,750	6,023
Clear Channel Communications, Inc. 5.00% 2012	5,750	5,463
Phillips-Van Heusen Co. 7.375% 2020	5,000	5,294
Standard Pacific Corp. 6.25% 2014	3,065	2,969
Standard Pacific Corp. 7.00% 2015	2,315	2,228
Sinclair Broadcast Group, Inc. 8.00% 2012	3,000	3,012
Grupo Televisa, SAB 6.625% 2040	2,500	2,856
Time Warner Cable Inc. 7.50% 2014	750	885
Cox Communications, Inc. 5.45% 2014	390	442
KAC Acquisition Corp. 8.00% 20264,5,9	256	—
		3,740,465

TELECOMMUNICATION SERVICES — 12.00%
Cricket Communications, Inc. 9.375% 2014	216,225	224,874
Cricket Communications, Inc. 10.00% 2015	23,245	25,221
Cricket Communications, Inc. 7.75% 2016	142,615	152,063
Sprint Capital Corp. 7.625% 2011	4,000	4,075
Sprint Capital Corp. 8.375% 2012	23,680	25,456
Nextel Communications, Inc., Series E, 6.875% 2013	46,088	46,606
Nextel Communications, Inc., Series F, 5.95% 2014	144,965	144,965
Nextel Communications, Inc., Series D, 7.375% 2015	138,523	139,908
Sprint Capital Corp. 8.75% 2032	3,000	3,165
MetroPCS Wireless, Inc. 9.25% 2014	124,195	130,715
MetroPCS Wireless, Inc. 9.25% 2014	83,640	88,031
Clearwire Communications LLC/Finance 12.00% 20154	82,125	88,900
Clearwire Communications LLC/Finance 12.00% 20154	43,970	47,598
Frontier Communications Corp. 7.875% 2015	22,300	24,196
Frontier Communications Corp. 8.25% 2017	47,325	51,998
Frontier Communications Corp. 8.50% 2020	35,950	39,860
Frontier Communications Corp. 8.75% 2022	15,925	17,597
Digicel Group Ltd. 12.00% 20144	61,825	71,872
Digicel Group Ltd. 12.00% 2014	600	698
Digicel Group Ltd. 8.875% 20154	32,475	33,287
Digicel Group Ltd. 8.875% 2015	10,015	10,265
Digicel Group Ltd. 10.50% 20184	10,450	11,521
Wind Acquisition SA 11.75% 20174	106,800	120,217
Windstream Corp. 8.125% 2013	66,250	72,213
Valor Telecommunications Enterprises, LLC and Valor Telecommunications Enterprises Finance Corp. 7.75% 2015	8,895	9,211
Windstream Corp. 8.625% 2016	19,300	20,506
Windstream Corp. 7.00% 2019	2,500	2,463
Trilogy International Partners, LLC, 10.25% 20164	84,250	78,774
Intelsat, Ltd. 8.50% 2013	3,000	3,049
Intelsat, Ltd. 8.875% 2015	11,250	11,700
Intelsat Jackson Holding Co., Series B, 8.875% 20154	10,750	11,180
Intelsat, Ltd. 9.50% 2015	7,000	7,280
Intelsat, Ltd. 9.25% 2016	5,000	5,356
Intelsat Jackson Holding Co. 9.50% 2016	15,425	16,524
Intelsat Jackson Holding Co. 8.50% 20194	20,250	22,072
Vodafone Group PLC, Term Loan, 6.875% 20152,3,5,9	69,395	69,742
Crown Castle International Corp. 9.00% 2015	42,550	46,911
Crown Castle International Corp. 7.75% 20174	11,150	12,376
Crown Castle International Corp. 7.125% 2019	2,900	3,103
American Tower Corp. 7.00% 2017	21,825	25,508
American Tower Corp. 7.25% 2019	11,225	13,260
Orascom Telecom 7.875% 20144	32,780	31,879
SBA Telecommunications, Inc. 8.00% 2016	12,850	13,878
Qwest Communications International Inc. 8.00% 2015	12,750	13,866
Sorenson Communications 10.50% 20154	20,700	12,213
América Móvil, SAB de CV 5.00% 2020	4,350	4,713
América Móvil, SAB de CV 8.46% 2036	MXN65,000	5,217
Hawaiian Telcom Communications, Inc. 8.765% 20131,7,9	$19,715	59
Hawaiian Telcom Communications, Inc. 9.75% 20137	23,340	70
Hawaiian Telcom Communications, Inc., Term Loan C, 4.75% 20141,2,3,5	9,160	7,076
Hawaiian Telcom Communications, Inc., Series B, 12.50% 20157	8,725	1
Level 3 Financing, Inc. 9.25% 2014	4,000	3,780
		2,027,068

FINANCIALS — 10.81%
CIT Group Inc., Series A, 7.00% 2013	98,988	99,978
CIT Group Inc., Series A, 7.00% 2014	77,200	77,393
CIT Group Inc., Term Loan 3, 6.25% 20151,2,3	18,147	18,324
CIT Group Inc., Series A, 7.00% 2015	111,668	111,389
CIT Group Inc., Series A, 7.00% 2016	51,190	50,678
Realogy Corp., Term Loan B, 3.258% 20131,2,3	99,343	88,771
Realogy Corp., Term Loan DD, 3.258% 20131,2,3	44,978	40,191
Realogy Corp., Letter of Credit, 3.313% 20131,2,3	12,906	11,532
Realogy Corp., Second Lien Term Loan A, 13.50% 20172,3	85,475	91,512
International Lease Finance Corp. 5.125% 2010	2,375	2,381
International Lease Finance Corp., Series R, 4.95% 2011	10,265	10,316
International Lease Finance Corp., Series Q, 5.45% 2011	44,505	44,894
International Lease Finance Corp., Series Q, 5.75% 2011	50,436	50,940
International Lease Finance Corp. 4.75% 2012	9,060	9,105
International Lease Finance Corp. 5.00% 2012	6,705	6,705
International Lease Finance Corp., Series R, 5.30% 2012	8,810	8,876
International Lease Finance Corp., Series R, 5.35% 2012	8,390	8,484
International Lease Finance Corp., Series R, 5.40% 2012	17,500	17,675
International Lease Finance Corp., Series R, 6.375% 2013	15,500	15,655
International Lease Finance Corp. 8.625% 20154	14,750	15,819
Liberty Mutual Group Inc. 6.50% 20354	18,000	16,531
Liberty Mutual Group Inc., Series B, 7.00% 20671,4	11,185	10,058
Liberty Mutual Group Inc., Series A, 7.80% 20871,4	75,343	71,953
Liberty Mutual Group Inc., Series C, 10.75% 20881,4	47,950	57,061
Developers Diversified Realty Corp. 5.50% 2015	10,385	10,140
Developers Diversified Realty Corp. 9.625% 2016	55,296	61,757
Developers Diversified Realty Corp. 7.50% 2017	26,110	27,165
Developers Diversified Realty Corp. 7.875% 2020	18,125	18,813
Host Marriott, LP, Series K, 7.125% 2013	3,068	3,137
Host Hotels & Resorts, LP, Series S, 6.875% 2014	11,150	11,568
Host Marriott, LP, Series O, 6.375% 2015	10,725	11,033
Host Hotels & Resorts, LP, Series Q, 6.75% 2016	18,325	19,081
Host Hotels & Resorts LP 9.00% 2017	29,025	32,544
GMAC LLC 7.25% 2011	8,898	9,098
GMAC LLC 6.875% 2012	1,468	1,540
GMAC LLC 7.00% 2012	2,945	3,074
GMAC LLC 7.50% 2013	3,030	3,250
GMAC LLC 2.497% 20141	9,210	8,244
GMAC LLC 6.75% 2014	7,500	7,746
GMAC LLC 8.30% 20154	31,226	34,114
Rouse Co. 7.20% 20127	12,145	14,513
Rouse Co. 5.375% 20137	22,130	24,979
Rouse Co. 6.75% 20134,7	17,950	20,957
Zions Bancorporation 5.65% 2014	31,690	31,532
Zions Bancorporation 7.75% 2014	7,225	7,662
Zions Bancorporation 6.00% 2015	12,560	12,484
MetLife Capital Trust IV 7.875% 20671,4	14,950	15,772
MetLife Capital Trust X 9.25% 20681,4	22,500	26,663
MetLife Inc. 10.75% 20691	7,000	9,105
ProLogis 5.625% 2016	8,685	8,372
ProLogis 6.625% 2018	8,570	8,459
ProLogis 7.375% 2019	10,740	10,856
ProLogis 6.875% 2020	19,260	18,967
Ford Motor Credit Co. 7.25% 2011	8,000	8,400
Ford Motor Credit Co. 7.375% 2011	1,500	1,528
Ford Motor Credit Co. 3.277% 20121	6,000	6,002
Ford Motor Credit Co. 7.50% 2012	5,000	5,310
Ford Motor Credit Co. 7.80% 2012	2,000	2,128
Ford Motor Credit Co. 8.70% 2014	2,000	2,246
Ford Motor Credit Co. 5.625% 2015	2,000	2,059
Ford Motor Credit Co. 7.00% 2015	6,000	6,418
Ford Motor Credit Co. 8.00% 2016	8,950	10,129
Ford Motor Credit Co. 6.625% 2017	2,150	2,294
National City Preferred Capital Trust I 12.00% (undated)1	41,340	46,352
HBOS PLC 6.75% 20184	40,925	41,182
HBOS PLC 6.00% 20334	4,050	3,095
Hospitality Properties Trust 7.875% 2014	4,090	4,605
Hospitality Properties Trust 5.125% 2015	4,410	4,513
Hospitality Properties Trust 6.30% 2016	2,215	2,364
Hospitality Properties Trust 5.625% 2017	12,870	13,234
Hospitality Properties Trust 6.70% 2018	6,820	7,321
Capital One Capital IV 6.745% 20371	22,000	22,110
Capital One Capital V 10.25% 2039	8,365	9,107
Royal Bank of Scotland Group PLC 5.00% 2014	2,050	2,056
Royal Bank of Scotland Group PLC 5.05% 2015	4,178	4,190
Royal Bank of Scotland Group PLC 4.70% 2018	8,490	7,272
RBS Capital Trust II 6.425% noncumulative trust (undated)1,7	18,585	13,521
Royal Bank of Scotland Group PLC 6.99% (undated)1,4	3,615	2,946
Lazard Group LLC 7.125% 2015	21,926	23,943
Nationwide Mutual Insurance Co. 9.375% 20394	18,000	21,315
Unum Group 7.125% 2016	13,575	15,686
Unum Group 5.625% 2020	1,650	1,698
Genworth Financial, Inc. 6.15% 20661	22,500	17,241
Regions Financial Corp. 7.75% 2014	15,500	16,805
Citigroup Inc. 6.125% 2017	4,350	4,759
Citigroup Inc. 6.125% 2018	4,675	5,108
Citigroup Capital XXI 8.30% 20771	6,500	6,858
Simon Property Group, LP 10.35% 2019	7,350	10,289
SLM Corp., Series A, 5.375% 2013	9,000	9,078
Brandywine Operating Partnership, LP 7.50% 2015	7,000	7,855
Lehman Brothers Holdings Inc., Series G, 4.80% 20147	5,000	1,131
Lehman Brothers Holdings Inc., Series I, 6.20% 20147	4,640	1,050
Lehman Brothers Holdings Inc., Series H, 5.50% 20167	360	81
Lehman Brothers Holdings Inc., Series I, 6.875% 20187	23,000	5,520
Banco Mercantil del Norte, SA 6.135% 20161,4	3,500	3,518
Banco Mercantil del Norte, SA 6.862% 20211,4	2,000	2,010
VEB Finance Ltd. 6.902% 20204	4,950	5,426
HVB Funding Trust I 8.741% 20314	5,325	5,325
Banco de Crédito del Perú 5.375% 20204	5,000	5,075
PHH Corp. 9.25% 20164	4,700	4,912
Synovus Financial Corp. 4.875% 2013	4,940	4,469
BBVA Bancomer SA 7.25% 20204	2,805	3,020
Banco del Estado de Chile 4.125% 20204	2,500	2,481
Allstate Corp., Series B, 6.125% 20671	2,530	2,366
AXA SA 6.463% (undated)1,4	200	176
		1,826,423

INDUSTRIALS — 10.48%
Nielsen Finance LLC, Term Loan A, 2.258% 20131,2,3	7,411	7,116
Nielsen Finance LLC and Nielsen Finance Co. 10.00% 2014	73,450	77,582
Nielsen Finance LLC and Nielsen Finance Co. 11.625% 2014	14,625	16,673
Nielsen Finance LLC and Nielsen Finance Co. 0%/12.50% 20166	134,190	135,029
Nielsen Finance LLC and Nielsen Finance Co. 11.50% 2016	63,200	72,048
Nielsen Finance LLC, Term Loan 1L, 8.50% 20172,3,9	28,000	29,260
Nielsen Finance LLC and Nielsen Finance Co. 7.75% 20184	8,700	8,636
Hawker Beechcraft Acquisition Co., LLC, Letter of Credit, 2.189% 20141,2,3	6,353	5,150
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 2.256% 20141,2,3	106,771	86,556
Hawker Beechcraft Acquisition Co., LLC, Term Loan B, 10.50% 20141,2,3	21,404	21,324
Hawker Beechcraft Acquisition Co., LLC 8.50% 2015	8,045	6,245
Hawker Beechcraft Acquisition Co., LLC 8.875% 20151,5	54,450	41,041
Hawker Beechcraft Acquisition Co., LLC 9.75% 2017	1,305	780
US Investigations Services, Inc., Term Loan B, 3.292% 20151,2,3	8,244	7,513
US Investigations Services, Inc., Term Loan B, 7.75% 20151,2,3	57,852	58,105
US Investigations Services, Inc. 10.50% 20154	46,330	46,156
US Investigations Services, Inc. 11.75% 20164	16,700	16,303
TransDigm Inc. 7.75% 2014	93,421	94,939
TransDigm Inc. 7.75% 2014	17,520	17,805
AMH Holdings, Inc. 11.25% 2014	86,433	90,755
AMH Holdings, Inc. 9.875% 2016	9,425	11,451
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B1, 4.23% 20141,2,3	11,935	11,219
DAE Aviation Holdings, Inc. and Standard Aero Ltd., Term Loan B2, 4.23% 20141,2,3	11,557	10,863
DAE Aviation Holdings, Inc. 11.25% 20154	76,129	77,088
Delta Air Lines, Inc., Series 2000-1, Class A-2, 7.57% 20122	3,200	3,218
Delta Air Lines, Inc., Series 2000-1, Class B, 7.92% 20122	3,500	3,523
Northwest Airlines, Inc., Term Loan B, 3.79% 20131,2,3	10,083	9,352
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 20132	2,500	2,622
Delta Air Lines, Inc., Second Lien Term Loan B, 3.507% 20141,2,3	11,610	11,078
Delta Air Lines, Inc., Series 2002-1, Class G-2, MBIA insured, 6.417% 20142	15,353	16,082
Delta Air Lines, Inc. 9.50% 20144	3,256	3,549
Northwest Airlines, Inc., Term Loan A, 2.04% 20181,2,3	10,166	8,768
Delta Air Lines, Inc., Series 2002-1, Class G-1, MBIA insured, 6.718% 20242	32,352	32,514
ARAMARK Corp., Term Loan B, 2.164% 20141,2,3	2,672	2,550
ARAMARK Corp., Letter of Credit, 2.18% 20141,2,3	215	205
ARAMARK Corp. 3.966% 20151	29,270	26,819
ARAMARK Corp. 8.50% 2015	51,370	53,682
ARAMARK Corp., Letter of Credit, 3.405% 20161,2,3	388	381
ARAMARK Corp., Term Loan B, 3.539% 20161,2,3	5,897	5,795
CEVA Group PLC, Bridge Loan, 9.327% 20151,2,3,9	56,263	45,292
CEVA Group PLC 11.625% 20164	16,330	17,310
CEVA Group PLC 11.50% 20184	20,725	21,761
Ashtead Group PLC 8.625% 20154	26,250	27,169
Ashtead Capital, Inc. 9.00% 20164	48,955	50,913
Continental Airlines, Inc. 8.75% 2011	21,200	21,757
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 20172	6,049	5,988
Continental Airlines, Inc., Series 1998-1, Class B, 6.748% 20182	5,757	5,527
Continental Airlines, Inc., Series 1997-4B, Class B, 6.90% 20182	4,421	4,399
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 20192	4,697	4,982
Continental Airlines, Inc., Series 2000-2, Class B, 8.307% 20192	2,298	2,332
Continental Airlines, Inc., Series 1999-1, Class A, 6.545% 20202	5,828	6,141
Continental Airlines, Inc., Series 1999-1, Class B, 6.795% 20202	944	913
Continental Airlines, Inc., Series 2003-ERJ3, Class A, 7.875% 20202	11,306	10,996
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 20222	5,092	5,372
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.707% 20222	2,494	2,730
Continental Airlines, Inc., Series 2000-1, Class A-1, 8.048% 20222	291	318
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 20222	5,854	5,927
Nortek, Inc. 11.00% 20138	66,164	70,630
AMR Corp., Series B, 10.45% 2011	1,850	1,878
American Airlines, Inc., Series 2001-1, Class A-2, 6.817% 20122	11,375	11,674
American Airlines, Inc., Series 2001-2, Class B, 8.608% 20122	8,690	8,907
AMR Corp. 9.00% 2012	16,155	15,832
American Airlines, Inc., Series 2001-2, Class A-2, 7.858% 20132	1,300	1,370
AMR Corp. 9.00% 2016	1,475	1,390
American Airlines, Inc., Series 2001-1, Class B, 7.377% 20192	13,690	12,732
AMR Corp. 9.88% 2020	1,275	1,055
AMR Corp. 9.80% 2021	2,555	2,114
AMR Corp. 10.00% 2021	9,000	7,448
RBS Global, Inc. 8.50% 2018	46,200	47,182
United Air Lines, Inc., Term Loan B, 2.313% 20141,2,3	31,836	30,017
United Air Lines, 1991 Equipment Trust Certificates, Series A, 10.11% 20062,7,9	1,135	—
United Air Lines, Inc., Series 2007-1, Class B, 7.336% 20212,4	8,594	7,992
United Air Lines, Inc., Series 2007-1, Class A, 6.636% 20242	5,821	5,847
RailAmerica, Inc. 9.25% 2017	35,064	38,614
Esterline Technologies Corp. 6.625% 2017	17,247	17,764
Esterline Technologies Corp. 7.00% 20204	18,190	18,918
Kansas City Southern Railway Co. 13.00% 2013	2,710	3,276
Kansas City Southern Railway Co. 8.00% 2015	18,892	20,427
Ply Gem Industries, Inc. 11.75% 2013	19,740	21,220
H&E Equipment Services, Inc. 8.375% 2016	17,875	17,964
Sequa Corp., Term Loan B, 3.79% 20141,2,3	9,618	9,045
Esco Corp. 4.167% 20131,4	950	874
Esco Corp. 8.625% 20134	5,600	5,768
Oshkosh Corp. 8.25% 2017	2,450	2,646
Oshkosh Corp. 8.50% 2020	3,525	3,833
BE Aerospace, Inc. 6.875% 2020	6,200	6,355
RSC Equipment Rental, Inc. and RSC Holdings III, LLC 9.50% 2014	3,650	3,801
Allied Waste North America, Inc. 6.875% 2017	2,800	3,095
		1,769,270

INFORMATION TECHNOLOGY — 8.41%
First Data Corp., Term Loan B2, 3.006% 20141,2,3	112,599	99,311
First Data Corp. 9.875% 2015	224,835	183,241
First Data Corp. 9.875% 2015	19,785	16,273
First Data Corp. 10.55% 20155	124,606	101,249
First Data Corp. 11.25% 2016	16,650	12,071
First Data Corp. 8.875% 20204	25,455	26,537
NXP BV and NXP Funding LLC 3.276% 20131	11,640	11,043
NXP BV and NXP Funding LLC 3.585% 20131	€47,178	60,456
NXP BV and NXP Funding LLC 10.00% 201310	$77,049	86,199
NXP BV and NXP Funding LLC 7.875% 2014	4,625	4,810
NXP BV and NXP Funding LLC 8.625% 2015	€24,950	33,333
NXP BV and NXP Funding LLC 9.50% 2015	$70,140	72,069
NXP BV and NXP Funding LLC 9.75% 20184	82,650	88,436
Freescale Semiconductor, Inc. 8.875% 2014	34,320	34,449
Freescale Semiconductor, Inc. 9.125% 20141,5	99,685	100,183
Freescale Semiconductor, Inc., Term Loan, 4.509% 20161,2,3	19,993	18,300
Freescale Semiconductor, Inc. 10.125% 2016	72,637	66,463
Freescale Semiconductor, Inc. 9.25% 20184	29,800	31,141
Freescale Semiconductor, Inc. 10.125% 20184	50,725	54,276
Sanmina-SCI Corp. 6.75% 2013	39,700	40,295
Sanmina-SCI Corp. 3.042% 20141,4	28,755	27,245
Sanmina-SCI Corp. 8.125% 2016	86,807	89,411
SunGard Data Systems Inc. 9.125% 2013	42,725	43,847
SunGard Data Systems Inc. 10.625% 2015	11,250	12,600
Ceridian Corp. 11.25% 2015	32,925	30,538
Advanced Micro Devices, Inc. 8.125% 2017	21,050	22,313
Advanced Micro Devices, Inc. 7.75% 20204	3,750	3,891
Serena Software, Inc. 10.375% 2016	24,540	25,276
Jabil Circuit, Inc. 8.25% 2018	22,415	25,161
		1,420,417

HEALTH CARE — 7.24%
Elan Finance PLC and Elan Finance Corp. 8.875% 2013	85,740	88,312
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	108,650	110,280
Elan Finance PLC and Elan Finance Corp. 8.75% 20164	43,550	43,768
Tenet Healthcare Corp. 7.375% 2013	71,295	76,107
Tenet Healthcare Corp. 9.25% 2015	31,460	33,937
Tenet Healthcare Corp. 8.875% 2019	48,895	54,212
Tenet Healthcare Corp. 8.00% 20204	16,500	16,500
VWR Funding, Inc., Series B, 10.25% 20151,5	138,243	144,119
PTS Acquisition Corp. 9.50% 20151,5	109,873	111,521
PTS Acquisition Corp. 9.75% 2017	€12,250	15,614
Boston Scientific Corp. 6.25% 2015	$3,785	4,069
Boston Scientific Corp. 5.125% 2017	4,914	4,971
Boston Scientific Corp. 6.00% 2020	18,846	20,136
Boston Scientific Corp. 7.00% 2035	7,800	7,906
Boston Scientific Corp. 7.375% 2040	35,596	40,703
HCA Inc., Term Loan B1, 2.539% 20131,2,3	2,925	2,819
HCA Inc. 6.75% 2013	3,800	3,895
HCA Inc. 9.125% 2014	12,945	13,673
HCA Inc. 6.375% 2015	16,230	16,271
HCA Inc. 9.25% 2016	5,725	6,212
HCA Inc. 9.625% 20161,5	8,388	9,122
HCA Inc., Term Loan B2, 3.539% 20171,2,3	7,015	6,808
HCA Inc. 7.875% 2020	5,050	5,549
HealthSouth Corp. 10.75% 2016	57,535	63,360
Bausch & Lomb Inc. 9.875% 2015	54,025	57,739
Quintiles Transnational 9.50% 20141,4,5	50,435	51,948
Surgical Care Affiliates, Inc. 8.875% 20151,4,5	28,684	29,365
Surgical Care Affiliates, Inc. 10.00% 20174	19,430	19,940
Symbion Inc. 11.75% 20151,5	36,855	32,260
Merge Healthcare Inc. 11.75% 20154	27,425	27,836
Multiplan Inc. 9.875% 20184	25,990	27,225
Coventry Health Care, Inc. 5.875% 2012	4,890	5,074
Coventry Health Care, Inc. 5.95% 2017	20,625	20,660
Patheon Inc. 8.625% 20174	20,385	20,997
Accellent Inc. 8.375% 2017	11,180	11,459
CHS/Community Health Systems, Inc. 8.875% 2015	8,000	8,520
Team Finance LLC and Health Finance Corp. 11.25% 2013	6,944	7,222
Health Management Associates, Inc. 6.125% 2016	3,000	3,045
		1,223,154

MATERIALS — 4.03%
Georgia Gulf Corp. 10.75% 20168	5,388	5,657
Georgia Gulf Corp. 9.00% 20174,8	90,285	95,025
Reynolds Group 7.75% 20164	44,275	45,271
Reynolds Group 8.50% 20184	24,315	23,890
Nalco Finance Holdings LLC and Nalco Finance Holdings Inc. 9.00% 2014	8,825	9,068
Nalco Co., Term Loan B, 5.75% 20161,2,3	1,827	1,827
Nalco Co. 8.25% 2017	33,000	36,630
Ardagh Packaging Finance 7.375% 2017	€15,100	20,585
Ardagh Packaging Finance 7.375% 20174	$3,250	3,348
Ardagh Packaging Finance 9.125% 20204	7,900	7,900
Ardagh Packaging Finance 9.25% 2020	€5,800	7,907
Ball Corp. 7.125% 2016	$15,285	16,584
Ball Corp. 7.375% 2019	11,480	12,542
Ball Corp. 6.75% 2020	8,345	8,887
CEMEX Finance LLC 9.50% 20164	18,150	18,353
CEMEX Finance LLC 9.50% 2016	6,850	6,927
CEMEX SA 9.25% 20204	7,635	7,196
International Paper Co. 7.95% 2018	20,575	24,990
International Paper Co. 9.375% 2019	5,330	6,925
Owens-Brockway Glass Container Inc. 6.75% 2014	3,309	3,417
Owens-Brockway Glass Container Inc. 7.375% 2016	26,330	28,469
LBI Escrow Corp 8.00% 20174	26,510	29,028
Graphic Packaging International, Inc. 9.50% 2017	17,445	18,666
Graphic Packaging International, Inc. 7.875% 2018	9,950	10,273
Smurfit Kappa Acquisition 7.75% 2019	€11,610	16,619
Smurfit Capital Funding PLC 7.50% 2025	$12,550	11,295
Rockwood Specialties Group, Inc. 7.50% 2014	10,215	10,496
Rockwood Specialties Group, Inc. 7.625% 2014	€12,235	17,117
MacDermid 9.50% 20174	$20,695	21,730
FMG Finance Pty Ltd. 4.297% 20111,4	3,875	3,914
FMG Finance Pty Ltd. 10.625% 20164	11,725	14,495
Plastipak Holdings, Inc. 8.50% 20154	15,515	16,136
Freeport-McMoRan Copper & Gold Inc. 8.375% 2017	13,950	15,591
Dow Chemical Co. 7.60% 2014	13,000	15,197
Rio Tinto Finance (USA) Ltd. 8.95% 2014	11,830	14,617
Vertellus Specialties Inc. 9.375% 20154	13,750	14,300
Teck Resources Ltd. 9.75% 2014	10,900	13,449
Georgia-Pacific Corp. 8.125% 2011	11,610	12,103
Rock-Tenn Co. 9.25% 2016	9,795	10,799
Steel Dynamics Inc. 7.625% 20204	9,250	9,643
Newpage Corp. 11.375% 2014	10,000	9,100
Solutia Inc. 8.75% 2017	2,960	3,249
ArcelorMittal 7.00% 2039	2,000	2,050
		681,265

UTILITIES — 3.78%
Edison Mission Energy 7.50% 2013	42,575	39,914
Edison Mission Energy 7.75% 2016	12,825	10,100
Midwest Generation, LLC, Series B, 8.56% 20162	45,241	44,732
Edison Mission Energy 7.00% 2017	32,195	23,422
Edison Mission Energy 7.20% 2019	46,450	33,096
Homer City Funding LLC 8.734% 20262	8,970	8,207
Edison Mission Energy 7.625% 2027	44,280	30,000
Texas Competitive Electric Holdings Co. LLC, Term Loan B1, 3.758% 20141,2,3	9,949	7,751
Texas Competitive Electric Holdings Co. LLC, Term Loan B2, 4.066% 20141,2,3	104,050	81,067
Texas Competitive Electric Holdings Co. LLC, Series B, 10.25% 2015	42,288	27,910
Texas Competitive Electric Holdings Co. LLC, Series A, 10.25% 2015	34,015	22,450
Texas Competitive Electric Holdings Co. LLC 11.25% 20161,5	11,493	6,400
NRG Energy, Inc. 7.25% 2014	19,700	20,266
NRG Energy, Inc. 7.375% 2016	34,700	35,784
NRG Energy, Inc. 7.375% 2017	21,025	21,603
NRG Energy, Inc. 8.25% 20204	6,000	6,217
AES Corp. 8.75% 20134	5,607	5,705
AES Gener SA 7.50% 2014	11,750	13,108
AES Corp. 7.75% 2015	5,575	5,993
AES Corp. 8.00% 2017	35,000	37,975
AES Corp. 8.00% 2020	13,300	14,497
Intergen Power 9.00% 20174	71,950	76,447
CMS Energy Corp. 4.25% 2015	8,025	8,134
CMC Energy Corp. 6.55% 2017	7,500	8,102
CMS Energy Corp. 8.45% 2019	8,575	10,282
CMS Energy Corp. 6.25% 2020	5,700	6,029
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011	4,000	4,184
Sierra Pacific Power Co., General and Refunding Mortgage Notes, Series H, 6.25% 2012	3,000	3,208
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012	525	565
Sierra Pacific Resources 8.625% 2014	11,075	11,449
Sierra Pacific Resources 6.75% 2017	4,875	5,042
Enersis SA 7.375% 2014	5,000	5,665
Abu Dhabi National Energy Co. PJSC (TAQA) 6.165% 20174	2,000	2,136
		637,440

CONSUMER STAPLES — 3.60%
SUPERVALU INC., Term Loan B, 1.506% 20121,2,3	428	416
SUPERVALU INC. 7.50% 2012	3,860	4,010
Albertson’s, Inc. 7.25% 2013	4,990	5,115
SUPERVALU INC. 7.50% 2014	1,000	1,010
SUPERVALU INC., Term Loan B2, 3.006% 20151,2,3	759	736
SUPERVALU INC. 8.00% 2016	51,650	52,296
Albertson’s, Inc. 7.45% 2029	2,684	2,187
Albertson’s, Inc. 8.00% 2031	29,200	23,944
Stater Bros. Holdings Inc. 8.125% 2012	38,005	38,243
Stater Bros. Holdings Inc. 7.75% 2015	47,705	49,136
Rite Aid Corp. 8.625% 2015	14,500	12,597
Rite Aid Corp. 9.75% 2016	15,000	16,106
Rite Aid Corp. 10.25% 2019	18,085	18,921
Rite Aid Corp. 8.00% 20204	20,800	21,216
Rite Aid Corp. 7.70% 2027	7,500	4,313
Rite Aid Corp. 6.875% 2028	11,177	5,952
Smithfield Foods, Inc., Series B, 7.75% 2013	5,200	5,402
Smithfield Foods, Inc. 10.00% 20144	32,400	37,422
Smithfield Foods, Inc. 7.75% 2017	9,350	9,525
Tops Markets 10.125% 20154	47,500	51,241
C&S Group Enterprises LLC 8.375% 20174	47,120	46,236
Ingles Markets, Inc. 8.875% 2017	34,875	37,752
Constellation Brands, Inc. 8.375% 2014	6,450	7,151
Constellation Brands, Inc. 7.25% 2017	25,500	27,317
BFF International Ltd. 7.25% 20204	28,950	31,266
Cott Beverages Inc. 8.375% 20174	8,700	9,244
Cott Beverages Inc. 8.125% 20184	13,325	14,174
Spectrum Brands Inc. 9.50% 20184	20,750	22,280
Tyson Foods, Inc. 10.50% 2014	16,525	19,975
Elizabeth Arden, Inc. 7.75% 2014	12,368	12,507
CEDC Finance Corp. 9.125% 20164	11,500	12,420
TreeHouse Foods, Inc. 7.75% 2018	7,400	7,973
		608,083

ENERGY — 2.22%
Petroplus Finance Ltd. 6.75% 20144	44,675	41,101
Petroplus Finance Ltd. 7.00% 20174	73,800	64,575
Petroplus Finance Ltd. 9.375% 20194	30,475	27,885
Energy Transfer Partners, LP 7.50% 2020	29,875	31,593
General Maritime Corp. 12.00% 2017	22,825	24,195
Overseas Shipholding Group, Inc. 8.125% 2018	20,825	21,736
TransCanada PipeLines Ltd. 6.35% 20671	22,645	21,201
Williams Companies, Inc. 6.375% 20104	6,000	6,000
Williams Companies, Inc. 7.875% 2021	1,222	1,487
Williams Companies, Inc. 8.75% 2032	10,638	13,367
Forest Oil Corp. 8.50% 2014	1,500	1,646
Forest Oil Corp. 7.25% 2019	17,750	18,238
Williams Partners L.P. and Williams Partners Finance Corp. 7.50% 2011	4,400	4,590
Williams Partners L.P. and Williams Partners Finance Corp. 7.25% 2017	12,125	14,461
Teekay Corp. 8.50% 2020	13,385	14,640
Pemex Project Funding Master Trust 5.75% 2018	5,850	6,440
Pemex Project Funding Master Trust, Series 13, 6.625% 2035	6,500	7,133
Enterprise Products Operating LLC 7.00% 20671	10,055	9,534
Denbury Resources Inc. 9.75% 2016	5,000	5,638
Denbury Resources Inc. 8.25% 2020	3,088	3,385
Continental Resources Inc. 8.25% 2019	1,800	1,980
Continental Resources Inc. 7.375% 20204	700	742
Continental Resources Inc. 7.125% 20214	5,000	5,225
Petrobras International 5.75% 2020	2,780	3,091
Petrobras International 6.875% 2040	4,130	4,748
Enbridge Energy Partners, LP 8.05% 20771	7,220	7,369
Tengizchevroil Finance Co. S.àr.l., Series A, 6.124% 20142	6,432	6,834
Concho Resources Inc. 8.625% 2017	3,300	3,514
Gazprom OJSC 7.288% 20374	1,800	2,014
		374,362

Total corporate bonds, notes & loans		14,307,947

BONDS & NOTES OF GOVERNMENTS & GOVERNMENT AGENCIES OUTSIDE THE U.S. — 2.70%
Brazil (Federal Republic of) 10.00% 2017	BRL63,600	34,683
Brazil (Federal Republic of) Global 4.875% 2021	$3,100	3,418
Brazil (Federal Republic of) Global 10.25% 2028	BRL15,000	9,942
Brazil (Federal Republic of) Global 7.125% 2037	$2,500	3,300
Brazil (Federal Republic of) Global 11.00% 2040	2,790	3,878
Brazilian Treasury Bill 6.00% 204511	BRL19,184	11,533
Turkey (Republic of) 14.00% 2011	TRY26,550	18,738
Turkey (Republic of) 16.00% 2012	16,000	12,228
Turkey (Republic of) 7.50% 2017	$9,700	11,810
Turkey (Republic of) 6.75% 2018	3,250	3,803
Turkey (Republic of) 6.75% 2040	2,500	2,863
Colombia (Republic of) Global 10.00% 2012	1,500	1,671
Colombia (Republic of) Global 10.75% 2013	3,800	4,579
Colombia (Republic of) Global 8.25% 2014	4,000	4,910
Colombia (Republic of) Global 12.00% 2015	COP19,150,000	13,998
Colombia (Republic of) Global 11.75% 2020	$1,936	3,049
Colombia (Republic of) Global 9.85% 2027	COP12,085,000	9,598
Colombia (Republic of) Global 10.375% 2033	$823	1,325
Colombia (Republic of) Global 7.375% 2037	4,139	5,474
United Mexican States Government, Series M10, 10.50% 2011	MXN12,320	1,049
United Mexican States Government, Series MI10, 9.50% 2014	80,000	7,320
United Mexican States Government 5.00% 201611	66,209	6,232
United Mexican States Government, Series M20, 10.00% 2024	80,000	8,462
United Mexican States Government Global, Series A, 6.75% 2034	$6,105	7,616
United Mexican States Government 4.00% 204011	MXN89,602	8,520
Panama (Republic of) Global 7.125% 2026	$585	746
Panama (Republic of) Global 8.875% 2027	6,500	9,474
Panama (Republic of) Global 6.70% 20362	17,768	21,899
Argentina (Republic of) 0.169% 20121,2	16,240	3,698
Argentina (Republic of) 7.00% 2015	9,560	8,438
Argentina (Republic of) 8.28% 20332,5	6,296	5,266
Argentina (Republic of) GDP-Linked 2035	ARS84,135	2,286
Argentina (Republic of) GDP-Linked 2035	$12,377	1,541
Argentina (Republic of) 1.18% 20382,11	ARS106,414	8,548
Russian Federation 12.75% 2028	$2,000	3,645
Russian Federation 7.50% 20302	21,359	25,694
Uruguay (Republic of) 5.00% 201811	UYU255,010	14,541
Uruguay (Republic of) 4.25% 20272,11	159,020	8,738
Polish Government, Series 0414, 5.75% 2014	PLN51,554	18,188
Polish Government, Series 1017, 5.25% 2017	2,050	704
Polish Government 6.375% 2019	$3,535	4,183
Indonesia (Republic of) 10.375% 2014	1,800	2,284
Indonesia (Republic of), Series 30, 10.75% 2016	IDR39,935,000	5,180
Indonesia (Republic of) 6.875% 20174	$1,000	1,215
Indonesia (Republic of) 6.875% 2018	5,000	6,088
Indonesia (Republic of) 6.875% 20184	3,725	4,535
Indonesia (Republic of) 6.625% 20374	2,500	3,069
Venezuela (Republic of) 10.75% 2013	6,000	5,685
Venezuela (Republic of) 8.50% 2014	1,250	1,056
Venezuela (Republic of) 7.65% 2025	8,455	5,179
Venezuela (Republic of) 9.25% 2027	9,795	7,224
Venezuela (Republic of) 9.25% 2028	2,390	1,630
South Africa (Republic of) 6.875% 2019	7,410	9,096
South Africa (Republic of) 5.50% 2020	4,950	5,556
Egypt (Arab Republic of) 9.10% 2010	EGP 3,130	550
Egypt (Arab Republic of) 11.50% 2011	9,380	1,699
Egypt (Arab Republic of) 9.10% 2012	18,225	3,223
Egypt (Arab Republic of) 11.625% 2014	49,265	9,179
South Korean Government 5.00% 2014	KRW11,325,000	10,443
South Korean Government 5.50% 2017	2,800,000	2,698
Croatian Government 6.75% 20194	$9,400	10,287
Philippines (Republic of) 6.375% 2034	7,600	8,892
Hungarian Government, Series 17/B, 6.75% 2017	HUF1,012,000	5,032
Peru (Republic of) 7.125% 2019	$2,945	3,692
Corporación Andina de Fomento 5.75% 2017	3,000	3,280
Dominican Republic 9.50% 20112	1,125	1,179
Dominican Republic 9.50% 20112,4	687	720
		456,259

MORTGAGE-BACKED OBLIGATIONS2 — 0.76%
American Tower Trust I, Series 2007-1A, Class E, 6.249% 20374	10,725	11,254
American Tower Trust I, Series 2007-1A, Class F, 6.639% 20374	38,760	40,673
WaMu Mortgage Pass-Through Certificates Trust, Series 2006-AR12, Class 1-A2, 5.689% 20361	15,000	11,708
WaMu Mortgage Pass-Through Certificates Trust, Series 2007-HY6, Class 2-A3, 5.675% 20371	19,851	17,281
IndyMac IMSC Mortgage Loan Trust, Series 2007-F2, Class 2-A-1, 6.50% 2037	16,152	10,304
Wells Fargo Mortgage-backed Securities Trust, Series 2006-AR4, Class 2-A-4, 5.679% 20361	6,000	5,559
Morgan Stanley Mortgage Loan Trust, Series 2005-3AR, Class 3-A, 2.60% 20351	6,318	4,511
CS First Boston Mortgage Securities Corp., Series 2007-3, Class 4-A-1, 5.00% 2037	3,519	3,275
CS First Boston Mortgage Securities Corp., Series 2007-1, Class 1-A-6A, 5.863% 20371	1,912	1,168
Bear Stearns ARM Trust, Series 2006-2, Class 2-A-1, 5.65% 20361	5,401	4,028
Citicorp Mortgage Securities, Inc. 5.50% 2035	3,991	3,972
Structured Adjustable Rate Mortgage Loan Trust, Series 2006-9, Class 2-A2, 5.591% 20361	5,497	3,965
Lehman Mortgage Trust, Series 2006-6, Class 3-A-9, 5.50% 2036	5,421	3,570
Washington Mutual Mortgage, WMALT Series 2007-2, Class 3-A-1, 5.50% 2022	2,996	2,750
Banc of America Mortgage Securities, Inc., Series 2005-E, Class 4-A1, 5.375% 20351	2,639	2,475
Banc of America Funding Trust, Series 2006-7, Class T-2-A-1, 5.878% 2036	3,520	2,416
		128,909

U.S. TREASURY BONDS & NOTES — 0.37%
U.S. Treasury 1.375% 2012	10,000	10,185
U.S. Treasury 3.25% 2016	20,000	21,903
U.S. Treasury 6.00% 2026	21,000	28,370
U.S. Treasury 3.875% 2040	2,500	2,585
		63,043

MUNICIPALS — 0.06%
State of Illinois, General Obligation Bonds, Taxable Build America Bonds, Series 2010-5, 7.35% 2035	8,000	8,390
State of Connecticut, Mohegan Tribe of Indians, Gaming Authority Priority Distribution Payment, Public Improvement Bonds, Series 2003, 5.25% 2033	2,500	1,848
		10,238

ASSET-BACKED OBLIGATIONS2 — 0.04%
AmeriCredit Automobile Receivables Trust, Series 2010-1, Class D, 6.65% 2017	2,500	2,597
Aesop Funding II LLC, Series 2010-3A, Class B, 6.74% 20164	2,000	2,120
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 2-A, FSA insured, 0.397% 20371	2,568	1,858
		6,575

Total bonds, notes & other debt instruments (cost: $13,969,699,000)		14,972,971

	Shares or
Convertible securities — 1.16%	principal amount

INFORMATION TECHNOLOGY — 0.75%
Linear Technology Corp., Series A, 3.00% convertible notes 2027	$46,000,000	46,920
Advanced Micro Devices, Inc. 6.00% convertible notes 2015	$32,767,000	32,398
Advanced Micro Devices, Inc. 5.75% convertible notes 2012	$6,218,000	6,358
Suntech Power Holdings Co., Ltd. 3.00% convertible notes 2013	$25,000,000	21,688
Liberty Media Corp. 3.50% convertible notes 2031	$36,000,000	19,300
		126,664

CONSUMER DISCRETIONARY — 0.19%
Cooper-Standard Holdings Inc. 7.00% convertible preferred8,9,10	101,063	14,822
Ford Motor Co. Capital Trust II 6.50% convertible preferred 2032	299,600	14,354
Saks Inc. 2.00% convertible notes 2024	$4,167,000	3,870
		33,046

INDUSTRIALS — 0.12%
UAL Corp. 4.50% convertible notes 2021	$19,803,000	19,882

ENERGY — 0.07%
TUI Travel PLC, Series A, 1.625% convertible notes 2037	$12,000,000	11,970

FINANCIALS — 0.03%
Alexandria Real Estate Equities, Inc. 3.70% convertible notes 20274	$5,000,000	4,931

Total convertible securities (cost: $168,798,000)		196,493

Preferred securities — 1.50%	Shares

FINANCIALS — 1.38%
Barclays Bank PLC 7.434%1,4	39,626,000	40,815
Barclays Bank PLC 8.55%1,4	13,934,000	14,387
Barclays Bank PLC 6.86%1,4	1,825,000	1,743
JPMorgan Chase & Co., Series I, 7.90%1	28,770,000	30,936
Swire Pacific Ltd. 8.84% cumulative guaranteed perpetual capital securities4	1,125,000	29,953
Catlin Insurance Ltd. 7.249%1,4	28,000,000	22,960
XL Capital Ltd., Series E, 6.50%1	26,500,000	22,128
HSBC Holdings PLC, Series 2, 8.00%	600,000	16,195
Wells Fargo & Co., Series K, 7.98%1	13,810,000	14,604
Citigroup Inc. 7.875% convertible preferred 2040	324,250	8,106
Citigroup Inc. 6.95% convertible preferred 2031	228,000	5,534
Lloyds Banking Group PLC 6.657% preference shares1,4	13,640,000	9,753
Ally Financial Inc., Series G, 7.00%4	7,226	6,505
Bank of America Corp., Series K, 8.00% noncumulative1	6,250,000	6,456
Shinsei Finance II (Cayman) Ltd. 7.16% noncumulative1,4	3,330,000	2,276
SMFG Preferred Capital USD 3 Ltd. 9.50%1,4	315,000	360
Fannie Mae, Series O, 0%1,4,12	150,000	118
		232,829

CONSUMER DISCRETIONARY — 0.12%
Gray Television, Inc., Series D, 17.00%9,10,12	20,948,092	19,979

Total preferred securities (cost: $220,703,000)		252,808

Common stocks — 2.04%

MATERIALS — 0.46%
Georgia Gulf Corp.8,12	4,809,206	78,582

FINANCIALS — 0.42%
Citigroup Inc.12	9,981,696	38,929
Bank of America Corp.	2,088,132	27,375
CIT Group Inc.12	124,904	5,098
		71,402

TELECOMMUNICATION SERVICES — 0.37%
AT&T Inc.	1,000,000	28,600
American Tower Corp., Class A12	538,967	27,627
Sprint Nextel Corp., Series 112	777,508	3,600
CenturyLink, Inc.	53,258	2,102
XO Holdings, Inc.12	4,746	3
		61,932

INDUSTRIALS — 0.36%
Nortek, Inc.8,12	793,646	30,992
Delta Air Lines, Inc.12	2,309,268	26,880
Quad/Graphics, Inc., Class A12	26,732	1,249
Atrium Corp.9,10,12	10,986	990
UAL Corp.12	22,981	543
		60,654

CONSUMER DISCRETIONARY — 0.34%
Cooper-Standard Holdings Inc.8,9,10,12	1,139,235	34,958
Ford Motor Co.12	810,210	9,917
Gray Television, Inc.12	4,486,693	9,018
Time Warner Cable Inc.	39,816	2,150
Charter Communications, Inc., Class A12	39,810	1,294
Adelphia Recovery Trust, Series ACC-112	16,413,965	238
Adelphia Recovery Trust, Series Arahova12	1,773,964	213
Adelphia Recovery Trust, Series ACC-6B9,12	3,619,600	72
Forbes Travel Guide, Inc.9,10,12	83,780	22
American Media, Inc.8,9,10,12	823,272	8
		57,890

HEALTH CARE — 0.08%
UnitedHealth Group Inc.	375,000	13,166
Clarent Hospital Corp. Liquidating Trust8,9,12	576,849	23
		13,189

CONSUMER STAPLES — 0.01%
Winn-Dixie Stores, Inc.12	222,504	1,586

INFORMATION TECHNOLOGY — 0.00%
HSW International, Inc.9,10,12	25,710	114

Total common stocks (cost: $341,825,000)		345,349

Warrants — 0.02%

CONSUMER DISCRETIONARY — 0.02%
Cooper-Standard Holdings Inc., warrants, expire 20178,9,10,12	190,869	2,758
Charter Communications, Inc., warrants, expire 20149,12	13,390	74

Total warrants (cost: $2,244,000)		2,832

	Principal amount	Value
Short-term securities — 5.31%	(000)	(000)

Freddie Mac 0.17%–0.345% due 10/13/2010–3/15/2011	$209,950	$209,883
JPMorgan Chase & Co. 0.21% due 11/29/2010	66,100	66,069
Jupiter Securitization Co., LLC 0.34% due 10/22/20104	44,300	44,292
Fannie Mae 0.195%–0.43% due 10/1–12/3/2010	105,400	105,384
Straight-A Funding LLC 0.34% due 10/14–10/15/20104	105,000	104,987
Procter & Gamble Co. 0.23%–0.27% due 11/2–11/19/20104	85,400	85,380
Medtronic Inc. 0.22% due 10/26–11/2/20104	77,600	77,583
Federal Home Loan Bank 0.18% due 10/6/2010–1/4/2011	61,900	61,885
Private Export Funding Corp. 0.30% due 10/4/20104	40,700	40,699
Coca-Cola Co. 0.25% due 12/6/20104	33,850	33,835
Edison Asset Securitization LLC 0.25% due 11/8/20104	25,000	24,993
Google, Inc. 0.23% due 10/26/20104	21,400	21,396
Ranger Funding Co. LLC 0.18% due 10/1/20104	20,800	20,800

Total short-term securities (cost: $897,143,000)		897,186

Total investment securities (cost: $15,600,412,000)		16,667,639
Other assets less liabilities		225,269

Net assets		$16,892,908

1Coupon rate may change periodically.
2Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.

3Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $1,124,517,000, which represented 6.66% of the net assets of the fund.

4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $4,339,152,000, which represented 25.69% of the net assets of the fund.

5Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
6Step bond; coupon rate will increase at a later date.
7Scheduled interest and/or principal payment was not received.
8Represents an affiliated company as defined under the Investment Company Act of 1940.
9Valued under fair value procedures adopted by authority of the board of trustees. The total value of all such securities was $220,515,000, which represented 1.31% of the net assets of the fund.
10Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

				Percent
	Acquisition	Cost	Value	of net
	date(s)	(000)	(000)	assets

NXP BV and NXP Funding LLC 10.00% 2013	7/17/2009	$64,091	$86,199	.51%
Cooper-Standard Holdings Inc.	5/25/2010–5/27/2010	30,746	34,958	.21
Cooper-Standard Holdings Inc. 7.00% convertible preferred	5/26/2010	9,867	14,822	.09
Cooper-Standard Holdings Inc., warrants, expire 2017	5/25/2010–5/27/2010	2,156	2,758	.02
Gray Television Inc., Series D, 17.00%	6/26/2008	19,901	19,979	.12
Atrium Corp.	4/30/2010	990	990	.01
HSW International, Inc.	12/17/2007	791	114	.00
Forbes Travel Guide, Inc.	12/17/2007	21	22	.00
American Media, Inc.	1/30/2009	8	8	.00

Total restricted securities		$128,571	$159,850	.96%

11Index-linked bond whose principal amount moves with a government retail price index.
12Security did not produce income during the last 12 months.

Key to abbreviations and symbol

ARS = Argentine pesos
BRL = Brazilian reais
COP = Colombian pesos
EGP = Egyptian pounds
€ = Euros
HUF = Hungarian forints
IDR = Indonesian rupiah
KRW = South Korean won
MXN = Mexican pesos
PLN = Polish zloty
TRY = Turkish liras
UYU = Uruguayan pesos

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-921-1110O-S25537

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Trustees of
American High-Income Trust:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Trust (the “Fund”) as of September 30, 2010, and for the year then ended and have issued our report thereon dated November 11, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 11, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME TRUST

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ David C. Barclay
David C. Barclay, President and Principal Executive Officer

Date: November 30, 2010

By /s/ Ari M. Vinocor
Ari M. Vinocor, Treasurer and Principal Financial Officer

Date: November 30, 2010